EXHIBIT 10.71





                                  MASTER LEASE

                                     BETWEEN

                        OMEGA HEALTHCARE INVESTORS, INC.

                                       AND

                        LYRIC HEALTH CARE HOLDINGS, INC.

                          DATED: AS OF JANUARY 13, 1998



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                                TABLE OF CONTENTS

         Name                                                               Page

ARTICLE I......................................................................1
         1.01       LEASE......................................................1
         1.02.      TERM.......................................................1
         1.03.      ALLOCATION OF BASE RENT....................................2

ARTICLE II.....................................................................2
         2.1        DEFINITIONS................................................2

ARTICLE III...................................................................19
         3.1        RENT......................................................19
         3.2        ADDITIONAL CHARGES........................................19
         3.3        LATE CHARGE; INTEREST.....................................19
         3.4        METHOD OF PAYMENT OF RENT.................................20
         3.5        NET LEASE.................................................20

ARTICLE IV....................................................................20
         4.1        PAYMENT OF IMPOSITIONS....................................20
         4.2        NOTICE OF IMPOSITIONS.....................................21
         4.3        ADJUSTMENT OF IMPOSITIONS.................................21
         4.4        UTILITY CHARGES...........................................21
         4.5        INSURANCE PREMIUMS........................................21

ARTICLE V.....................................................................22
         5.1        NO TERMINATION, ABATEMENT, ETC............................22

ARTICLE VI....................................................................22
         6.1        OWNERSHIP OF THE LEASED PROPERTY..........................22
         6.2        LESSOR'S PERSONAL PROPERTY................................23
         6.3        LESSEE'S PERSONAL PROPERTY................................23
         6.4        GRANT OF SECURITY INTEREST IN LESSEE'S PERSONAL PROPERTY..24

ARTICLE VII...................................................................24
         7.1        CONDITION OF THE LEASED PROPERTIES........................24
         7.2        USE OF THE LEASED PROPERTY................................24
         7.3        CERTAIN ENVIRONMENTAL MATTERS.............................25

ARTICLE VIII..................................................................31
         8.1        COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS..........31

                                        i


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         8.2        LEGAL REQUIREMENT COVENANTS...............................32
         8.3        CERTAIN COVENANTS.........................................32
         8.4        OTHER BUSINESSES.  .......................................33

ARTICLE IX....................................................................33
         9.1        MAINTENANCE AND REPAIR....................................33
         9.2        ENCROACHMENTS, RESTRICTIONS, ETC..........................36

ARTICLE X.....................................................................36
         10.1       CONSTRUCTION OF ALTERATIONS AND ADDITIONS TO LEASED
                    PROPERTY..................................................36

ARTICLE XI....................................................................38
         11.1       LIENS.....................................................38

ARTICLE XII...................................................................38
         12.1       PERMITTED CONTESTS........................................38
         12.2       LESSOR'S REQUIREMENT FOR DEPOSITS.........................39

ARTICLE XIII..................................................................39
         13.1       GENERAL INSURANCE REQUIREMENTS............................39
         13.2       REPLACEMENT COST..........................................41
         13.3       WORKER'S COMPENSATION INSURANCE...........................41
         13.4       WAIVER OF LIABILITY; WAIVER OF SUBROGATION................42
         13.5       OTHER REQUIREMENTS........................................42
         13.6       INCREASE IN LIMITS........................................42
         13.7       BLANKET POLICY............................................43
         13.8       NO SEPARATE INSURANCE.....................................43

ARTICLE XIV...................................................................43
         14.1       INSURANCE PROCEEDS........................................43
         14.2       RESTORATION IN THE EVENT OF DAMAGE OR DESTRUCTION.........44
         14.3       INTENTIONALLY OMITTED. ...................................45
         14.4       LESSEE'S PERSONAL PROPERTY................................45
         14.5       RESTORATION OF LESSEE'S PROPERTY..........................45
         14.6       NO ABATEMENT OF RENT......................................45
         14.7       CONSEQUENCES OF PURCHASE OF DAMAGED LEASED PROPERTY.......45
         14.9       WAIVER....................................................45
         14.10      PROCEDURE FOR DISBURSEMENT OF INSURANCE PROCEEDS GREATER
                    THAN THE APPROVAL THRESHOLD...............................46
ARTICLE XV....................................................................47
         15.1       TOTAL TAKING..............................................47

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         15.2       ALLOCATION OF PORTION OF AWARD............................47
         15.3       PARTIAL TAKING............................................48
         15.4       TEMPORARY TAKING..........................................48

ARTICLE XVI...................................................................49
         16.1       EVENTS OF DEFAULT.........................................49
         16.4       CERTAIN REMEDIES..........................................49
         16.5       DAMAGES...................................................49
         16.6       WAIVER....................................................50
         16.7       APPLICATION OF FUNDS......................................50

ARTICLE XVII..................................................................50
         17.1       LESSOR'S RIGHT TO CURE LESSEE'S DEFAULT...................50
         18.1       FIRST OPTION TO RENEW.....................................51
         18.2       SECOND OPTION TO RENEW.  .................................51

ARTICLE XIX...................................................................51
         19.1       HOLDING OVER..............................................52
         19.2       INDEMNITY.................................................52

ARTICLE XX....................................................................52
         20.1       SUBORDINATION.............................................52
         20.2       ATTORNMENT................................................53
         20.3       ESTOPPEL CERTIFICATE......................................53

ARTICLE XXI...................................................................53
         21.1       RISK OF LOSS..............................................53

ARTICLE XXII..................................................................53
         22.1       INDEMNIFICATION...........................................53

ARTICLE XXIII.................................................................54
         23.1       GENERAL PROHIBITION AGAINST TRANSFER......................54
         23.2       CORPORATE OR PARTNERSHIP TRANSACTIONS.....................55
         23.5       SUBORDINATION AND ATTORNMENT..............................55
         23.6       SUBLEASE LIMITATION.......................................56

ARTICLE XXIV..................................................................56
         24.1       OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS...........56
         24.2       PUBLIC OFFERING INFORMATION...............................58

ARTICLE XXV...................................................................59

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         25.1       LESSOR'S RIGHT TO INSPECT.................................59

ARTICLE XXVI..................................................................59
         26.1       NO WAIVER.................................................59

ARTICLE XXVII.................................................................59
         27.1       REMEDIES CUMULATIVE.......................................59

ARTICLE XXVIII................................................................59
         28.1       ACCEPTANCE OF SURRENDER...................................60

ARTICLE XXIX..................................................................60
         29.1       NO MERGER OF TITLE........................................60
         29.2       NO PARTNERSHIP............................................60

ARTICLE XXXI..................................................................61
         31.1       QUIET ENJOYMENT...........................................61

ARTICLE XXXII.................................................................61
         32.1       NOTICES...................................................61

ARTICLE XXXIII................................................................62
         33.1       APPRAISERS................................................62

ARTICLE XXXIV.................................................................63
         34.1       BREACH BY LESSOR..........................................63

ARTICLE XXXV..................................................................64
         35.1       LESSOR'S OPTION TO PURCHASE LESSEE'S PERSONAL PROPERTY....64
         35.2       FACILITY TRADE NAMES......................................64
         35.3       TRANSFER OF OPERATIONAL CONTROL OF THE FACILITIES.........64
         35.4       INTANGIBLES AND PERSONAL PROPERTY.........................66

ARTICLE XXXVI.................................................................66
         36.1       ARBITRATION...............................................66

ARTICLE XXXVII................................................................67
         37.1       MISCELLANEOUS.............................................67

ARTICLE XXXVIII...............................................................69

                    INTENTIONALLY OMITTED

                     .........................................................69

                                       iv


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ARTICLE XXXIX.................................................................69
         39.1       MEMORANDUM OF LEASE.......................................69

ARTICLE XL....................................................................69
         40.1       SECURITY DEPOSIT..........................................69
         40.2       APPLICATION OF SECURITY DEPOSIT...........................70
         40.3       TRANSFER OF SECURITY DEPOSIT..............................70




                                        v


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                                  MASTER LEASE

                                     BETWEEN

                        OMEGA HEALTHCARE INVESTORS, INC.

                                       AND

                        LYRIC HEALTH CARE HOLDINGS, INC.

     THIS MASTER LEASE ("Lease") is dated as of January 13, 1998, and is entered into by and between OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, the address of which is 905 West Eisenhower Circle, Suite 110, Ann Arbor, Michigan 48103("Lessor"), and LYRIC HEALTH CARE HOLDINGS, INC., the address of which is 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Lessee").

                                    RECITALS

     This Lease is made and entered into with reference to the following recitals:

     A. Capitalized terms used and not otherwise defined herein have the respective meanings given them in Article II below.

     B. Omega has purchased the Leased Properties, on which licensed health care facilities now are being operated, from subsidiaries of Lessee.

     C. Omega now wishes to lease to Lessee, and Lessee wishes to lease from Omega, the Leased Properties on the following terms and conditions:

                                    ARTICLE I

     1.01 LEASE. Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee the Leased Properties described on attached EXHIBITS A-1 through A-5, respectively, on the terms and conditions set forth herein.

     1.02. TERM. The Term shall commence on the Commencement Date and end on the Expiration Date, subject to renewal as provided in Article XVIII hereof.



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     1.03.  ALLOCATION OF BASE RENT. At the Commencement Date, the allocation of
Base Rent among the Leased Properties, as agreed by Lessor and Lessee solely for purposes of this Lease, is set forth on attached EXHIBIT B.

                                   ARTICLE II

     2.1 DEFINITIONS. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, (b) all references to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision. In addition, the following terms shall have the following meanings:

          Accounts: With respect to each Facility Sublessee, and to Lessee in the event it should at any time operate the health care business on a Leased Property, all accounts, accounts receivable, deposits, prepaid items, documents, chattel paper, instruments, contract rights, general intangibles, choses in action and rights to any refund of taxes previously or subsequently paid to any governmental authority, in each case arising from or in connection with such Facility Sublessee's (or Lessee's) operation and use of the Leased Property.

          Additional Charges: All Impositions and all other amounts, liabilities and obligations that Lessee assumes and agrees to pay under this Lease.

          Affiliate: Any Person who, directly or indirectly, Controls or is Controlled by or is under Common Control with another Person.

          Approval Threshold: Five Hundred Thousand Dollars ($500,000.00).

          Assessment: With respect to any Leased Property, any assessment for public improvements or benefits commenced or completed after the date hereof and whether or not to be completed within the Term.

          Award: All compensation, sums or anything of value awarded, paid or received in connection with a Taking or Partial Taking.

          Base Rent: (a) For the first Lease Year, the sum of Four Million Four Hundred Ninety Thousand Dollars ($4,490,000.00), and (b) for each Lease Year thereafter, the sum of (i) the Base Rent for the preceding Lease Year plus (ii) the product of the Base Rent for the preceding Lease Year and the lower of (i) twice the


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     percentage increase in the Cost of Living Index from the first month of the preceding  Lease Year to the first  month of the Lease Year in  question or
     (ii) three (3%) percent.

          Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

          Capital Lease: Any lease (a) pursuant to which Lessee leases any property (whether real, personal or mixed) and (b) that Lessee is required, under GAAP, to account for on its balance sheet as a capital lease.

          Capitalized Lease Obligation: Any obligation of Lessee, as lessee or guarantor, under a Capital Lease.

          Cash Flow from the Facilities: The sum of (a) Net Income for the applicable period; (b) the amount actually deducted by Lessee in computing Net Income for the applicable period, for (i) depreciation on any leasehold improvements to the Facilities constructed by Lessee, (ii) amortization and
     (iii) Rent; (c) interest (other than interest imputed, pursuant to GAAP, on any Capitalized Lease Obligations and interest on any Purchase Money Financing); and (d) Fees.

          Cash Flow to Debt Service Requirement: As of the relevant fiscal period, a ratio of Lessee's Cash Flow from all the Facilities to its Debt Service (in each case determined on a consolidated or combined basis with all the Facility Sublessees) equal to or greater than the ratio applicable to such period as set forth on the schedule attached hereto as EXHIBIT C.

          Claims: Any liens, attachments, levies, encumbrances, charges or claims, or any encroachments or restrictions burdening any Leased Property.

          Clean-Up: The investigation, removal, restoration, remediation and/or elimination of, or other response to, Contamination, in each case to the satisfaction of all governmental agencies having jurisdiction over the applicable Leased Property and in compliance with or as may be required by Environmental Laws.

          Code: The Internal Revenue Code of 1986, as amended from time to time.

          Commencement Date: January 13, 1998.

          Condemnor:   Any  public  or   quasi-public   authority,   or  private
     corporation or individual, having the power of condemnation.



                                        3

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          Construction  Funds:  The Net Proceeds  available for  restoration  or repair work pursuant to Article XIV of this Lease.

          Contamination: The presence, Release or threatened Release of any Hazardous Substance at a Leased Property in violation of any Environmental Law, or in a quantity that would give rise to any affirmative Clean-Up obligation under an Environmental Law, including, but not limited to, the existence of any injury or potential injury to public health, safety, natural resources or the environment associated therewith.

          Control (and its corollaries Controlled by and under Common Control with): possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, through the ownership of voting securities, partnership interests or other equity interests.

          Cost of Living Index: The United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers
     (1982-84=100), U.S. City Average, All Items, or, if such Index is not available for the United States, an index available for the geographical area in the United States which most closely corresponds to the entire United States, published by such bureau or its successor, or, if none, by any other instrumentality of the United States.

          Date of Taking: The date on which the Condemnor has the right to possession of the Leased Property that is the subject of the Taking or Partial Taking.

          Debt: As of any date, all (a) obligations of a Person, whether current or long-term, that in accordance with GAAP would be included as liabilities on such Person's balance sheet; (b) Capitalized Lease Obligations of such Person; (c) obligations of others for which that Person is liable directly or indirectly, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (d) liabilities and obligations secured by liens on any assets of that Person, whether or not those liabilities or obligations are recourse to that Person; (e) liabilities and obligations of that Person, direct or contingent, with respect to letters of credit issued for the account of that Person or others or with respect to bankers acceptances created for that Person; and (f) obligations resulting from a draw under any letter of credit which may be provided pursuant to the Letter of Credit Agreement. However, Additional Charges shall not be deemed to be Debt.



                                        4

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          Debt Service:  With respect to any fiscal period of a Person,  the sum of (a) all interest due on Debt during the period (other than interest imputed, pursuant to GAAP, on any Capitalized Lease Obligations and interest on Debt that comprises Purchase Money Financing), (b) all payments of principal of Debt required to be made during the period and (c) all Base Rent due during the period.

          Encumbrance: With respect to a Leased Property, any mortgage, deed of trust, lien, encumbrance or other matter affecting title to the Leased Property, or any portion thereof or interest therein.

          Environmental Audit: A written certificate, in form and substance satisfactory to Lessor, from an environmental firm acceptable to Lessor, which states that there is no evidence of Contamination on the applicable Leased Property and that the applicable Leased Property is otherwise in compliance with Environmental Laws.

          Environmental Documents: Documents received by Lessee or any Affiliate from, or submitted by Lessee or any Affiliate to, the United States Environmental Protection Agency and/or any other federal, state, county or municipal agency responsible for enforcing or implementing Environmental Laws with respect to the condition of the Leased Property leased by Lessee or Lessee's operations at the Leased Property; and (b) written reviews, audits, reports or other documents pertaining to environmental conditions, including, but not limited to, the presence or absence of Contamination, at, in or under or with respect to the Leased Property leased by Lessee that have been prepared by, for or on behalf of Lessee.

          Environmental Laws: All federal, state and local laws (including, without limitation, common law), statutes, codes, ordinances, regulations, rules, orders, permits or decrees from time to time in effect and relating to (a) the introduction, emission, discharge or release of Hazardous Substances into the indoor or outdoor environment (including, without limitation, air, surface water, groundwater, land or soil); or (b) the manufacture, processing, distribution, use, treatment, storage, transportation or disposal of Hazardous Substances; or (c) the Cleanup of Contamination.

          Escrow Agreement: The Escrow Agreement of even date herewith between Lessor and Lessee.

          Estoppel Certificate: A statement in writing in substantially the same form as attached EXHIBIT D, with such changes thereto as reasonably may be requested by the person relying on such certificate.

          Event of Default: The occurrence of any of the following:

               (a) If Lessee fails to make or cause to be made payment of Base Rent under this Lease when the same becomes due and payable, or to restore the Security Deposit if and as required by Section 40.2 hereof, and such failure is not cured within a period of five (5) Business Days after Notice thereof, or Lessee fails to make or cause to be made payment of any Additional Rent within a period of ten (10) Business Days after Notice thereof;

               (b) If Lessee (i) admits in writing its inability to pay its debts generally as they become due, (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency law,
          (iii) makes a general  assignment  for the  benefit of its  creditors,
          (iv) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (v) files a petition or answer seeking reorganization or arrangement under the Federal Bankruptcy Laws or any other applicable law or statute of the United States of America or any state thereof; or

               (c) If Lessee, on a petition in bankruptcy filed against it, is adjudicated a bankrupt or has an order for relief thereunder entered against it, or a court of competent jurisdiction enters an order or decree appointing a receiver of such Lessee or of the whole or substantially all of Lessee's property, or approving a petition filed against Lessee seeking reorganization or arrangement of Lessee under the Federal Bankruptcy Laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree is not vacated or set aside or stayed within ninety
          (90) days from the date of the entry thereof; or

               (d) If Lessee is liquidated or dissolved, or begins proceedings toward liquidation or dissolution, or has filed against it a petition or other proceeding to cause it to be liquidated or dissolved, and the proceeding is not dismissed within sixty (60) days thereafter, or in any manner permits the sale or divestiture of substantially all of its assets except in connection with a dissolution or liquidation following or related to a merger or transfer of all or substantially all of the assets and liabilities of Lessee with or to an Affiliate; or

               (e) If the estate or interest of Lessee in the Leased Property or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within sixty (60) days after commencement thereof (unless Lessee is in the process of contesting such lien or attachment in good faith in accordance with Section 12.1 hereof); or



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



               (f) If Lessee ceases operation of a Facility for a period in excess of five (5) Business Days except upon prior written Notice to, and the express prior written consent of Lessor (which consent Lessor may withhold in its absolute discretion), or as the unavoidable consequence of damage or destruction as a result of a casualty, or a Taking or Partial Taking, or as a result of an event described in subparagraph (g) below (as to which the provisions of subparagraph (g) shall govern); or

               (g) If the license to operate any Facility as a provider of health care services in accordance with its Primary Intended Use is revoked, or allowed to lapse, or, without Lessor's prior written consent, transferred to a facility that is not one of the Leased Properties, or an order is imposed with respect to a Facility suspending the right to operate or accept patients, and Lessee does not promptly take reasonable steps to cure the condition or conditions leading to such revocation or order and cause such license and right to operate and accept patients to be reinstated within sixty (60) days; or

               (h) If any obligation of Lessee or of Guarantor to repay borrowed money in excess of One Million Dollars ($1,000,000) is accelerated by the creditor after default, unless (i) Notice of a dispute between Lessee or Guarantor and such creditor is given to Lessor prior to such acceleration, (ii) Lessee or Guarantor have provided Lessor with assurance, satisfactory to Lessor in its sole discretion, that such acceleration will not materially affect Lessee, any of the Leased Properties or the ability of Lessee and Guarantor to perform their obligations under this Lease and the applicable Guaranty, and (c) Lessor has given Notice of such satisfaction to Lessee or Guarantor; or

               (i) If Lessee fails to observe or perform or cause to be observed or performed any other term, covenant or condition of this Lease and such failure is not cured within a period of thirty (30) days after Notice thereof from Lessor, unless the failure cannot with due diligence be cured within a period of thirty (30) days, in which case the failure shall not be deemed to continue if (i) Lessee proceeds promptly (subject to Unavoidable Delay) and with due diligence to cure the failure, (ii) Lessee diligently completes the cure thereof and
          (iii) such failure is cured prior to the time that the same results in civil or criminal penalties to Lessor, Lessee or any Affiliates of either; or

               (j) If any representation or warranty made by Lessee in the Purchase Agreement or in the certificates delivered in connection therewith proves to be untrue when made in any material respect, and Lessor is materially and adversely affected thereby, and Lessee fails, within twenty

          (20) days after Notice from Lessor thereof, to cure such condition by terminating such adverse effect and making Lessor whole for any damage suffered therefrom, or if with due diligence such cure cannot be effected within twenty (20) days, if Lessee has failed to commence to cure the same within the twenty (20) days or failed thereafter to proceed promptly and with due diligence to cure such conditions and prior to the time that the same results in civil or criminal penalties to Lessor, Lessee, any Affiliates of either, or any of the Leased Properties; or

               (k) If a default occurs under any Guaranty of this Lease given to Lessor to secure performance of any term or provision of this Lease and is not cured within any applicable grace or cure period set forth therein; or

               (l) Subject to Article XXIII, if Lessee or any Facility Sublessee transfers the operational control or management of the Facility currently being operated by it without the prior written consent of Lessor; or

               (m)  If  (i)  a  default  occurs  under  the  Master   Management
          Agreement, the Master Franchise Agreement, the Facility Management Agreement or the Facility Franchise Agreement and is not cured within any applicable grace or cure period set forth therein, or (ii) a default occurs under any other material contract affecting any of the Leased Properties, any of the Facilities, Lessee or any Affiliate of Lessee, and the default is not cured within any applicable grace or cure period contained therein, provided, as to any such default under such other contract, such default materially and adversely affects, or has the reasonable potential of materially and adversely affecting, the operation or value of the applicable Facilit(y)(ies); or

               (n) If a default occurs under the Letter of Credit Agreement or under the Security Agreement and is not cured within any applicable grace or cure period set forth therein; or

               (o) If  Lessee  breaches  the  financial  covenants  set forth in
          Section 8.3 of this Lease, or Guarantor breaches the financial covenants set forth in its Guaranty, and such failure is not cured within thirty (30) days of the earlier of (i) the date on which Lessee or Guarantor has actual knowledge of such breach or (ii) Notice.

          Executive Officer: The Chairman of the Board of Directors, the President, any Vice President and the Secretary of a corporation.

          Expiration Date: January 31, 2011.

          Facilities: The licensed nursing homes or other health care facilities being operated on the Leased Property.

          Facility: Any of the Facilities.

          Facility Franchise Agreement: The agreement designated as such between Franchisor, Lessee and a Facility Sublessee relating to such Facility Sublessee's operations at its Facility.

          Facility Management Agreement: The agreement designated as such between Manager, Lessee and a Facility Sublessee relating to the management of such Facility Sublessee's operations at its Facility.

          Facility Sublease: The sublease of a Facility designated as such between Lessee and the Initial Facility Sublessee of such Facility.

          Facility Sublessee: The sublessee of a Facility pursuant to a Facility Sublease.

          Facility Trade Names: The names under which the Facilities have done business during the Term.

          Fair Rental Value: The amount determined to be the Fair Rental Value of the applicable Leased Property pursuant to the appraisal procedure set forth in Section 33.1 of this Lease.

          Fees: The fees payable by Lessee or a Facility Sublessee to Manager or Franchisor pursuant to the Management Agreement or the Franchise Agreement, as the case may be.

          Financial Statement: For a fiscal year or other accounting period, statements of earnings and retained earnings and of changes in financial position and profit and loss for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP and reported on by (a) a "Big Six" certified public accounting firm or (b) another certified public accounting firm approved by Lessor, which approval will not be unreasonably withheld or delayed.

          First Renewal Term: A period commencing on February 1, 2011 and ending on January 31, 2024.

          Fiscal Year: The calendar year.

          Fixtures: All permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, any and all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus (other than individual units), sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto but specifically excluding all items included within the definition of the term "Personal Property".

          Franchise Agreement: Collectively, the Master Franchise Agreement and each Facility Franchise Agreement.

          Franchisor: Integrated Health Services Franchising Co., Inc., a Delaware corporation.

          GAAP: Generally accepted accounting principles in effect from time to time.

          Guarantor: Lyric.

          Guaranty: The Lyric Guaranty.

          Hazardous Substances: Any and all toxic or hazardous material, substance, pollutant, contaminant, chemical, waste (including medical waste) or substance, including petroleum products, asbestos and PCB's, regulated, restricted or prohibited under any Environmental Law.

          IHS: Integrated Health Services, Inc.

          IHS Indemnity: The Indemnity Agreement executed by IHS in favor of Lessor.

          Impartial Appraiser: An appraiser selected by Lessor and reasonably acceptable to Lessee.

          Impositions: Collectively, all taxes (including, without limitation, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments, ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of any Leased Property or the business conducted thereon by Lessee and/or the Rent (including all interest and penalties thereon due to any failure of payment by Lessee) applicable to periods of time within the Term hereof which at any time during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (b) any occupancy, operation, use or possession of, or sales from, or activity conducted on, the applicable Leased Property or the leasing or use of the Leased Property or any part thereof or (c) the Rent. So long as the Leased Property includes a Facility in New Hampshire, the term "Imposition" shall include any "enterprise tax" imposed upon Lessor by the State of New Hampshire, provided, however, that if and when Lessor owns property in New Hampshire in addition to the Facility leased hereunder, such tax shall be fairly allocated among such properties. The term "Imposition" shall not include: (a) any federal, state or local tax based on gross or net income (whether denominated as an income, capital stock or other tax) imposed on Lessor generally and not exclusively in connection with any Leased Property, or (b) any net revenue tax of Lessor or any other person, or (c) any tax imposed with respect to the sale, financing, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (d) any principal or interest on any indebtedness of Lessor or (e) on any ground rent or other rent payable by Lessor.

          Indemnitees:  Those Persons  entitled to  indemnification  pursuant to
     Section 7.3 of this Lease.

          Initial Facility Sublease:A Facility Sublease between Lessee and a subsidiary of Lessee entered into concurrently with the Lease, as shown on Exhibit E, attached hereto.

          Initial Facility Sublessee: The subsidiary of Lessee subleasing a Facility pursuant to an Initial Facility Sublease.

          Initial Term: The period between, and inclusive of, the Commencement Date and the earlier of the Expiration Date and the date upon which this Lease terminates as provided herein.

          Insurance Requirements: All terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

          Investigations: Soil and chemical tests or any other environmental investigations, examinations or analyses.

          Land: The real property described on attached EXHIBITS A-1 through A-5, respectively.

          Lease Year: The period commencing on the first day of the calendar month following the month in which the Commencement Date occurs and ending on the last day of the twelfth (12th) full calendar month thereafter (unless the Commencement Date is the first day of a month, in which event the first Lease Year shall commence on such day). The period, if any, between the Commencement Date and the first day of the following month shall be deemed to be part of the first Lease Year. Thereafter, each Lease Year will be February 1 through January 31. If this Lease is terminated before the end of any Lease Year, the final Lease Year will be January 1 through the date of termination thereof.

          Leased Improvements: all buildings, structures, Fixtures and other improvements of every kind currently situated on the Land, including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures.

          Leased Properties: Collectively, the Land, Leased Improvements, Related Rights and Lessor's Personal Property owned by a subsidiary of Lessee and conveyed by such subsidiary to Lessor immediately prior to giving effect to this Lease.

          Leased Property: The Land, Leased Improvements, Related Rights and Lessor's Personal Property owned by a subsidiary of Lessee and conveyed by such subsidiary to Lessor immediately prior to giving effect to this Lease.

          Legal Requirements: As to any Leased Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (a) require repairs, modifications or alterations in or to the Leased Property or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto, including, but not limited to, those relating to existing health care licenses, those authorizing the current number of licensed beds and the level of services delivered from the Leased Property, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee at any time in force affecting the Leased Property, other than covenants, agreements, restrictions and encumbrances created by Lessor without the consent of Lessee.

          Lessee's Personal Property: All Personal Property that Lessee or a Facility Sublessee owns and uses, as of the date of this Lease, in connection with the operation of the Leased Property being leased pursuant to this Lease, but that has not been conveyed to Lessor pursuant to the Purchase Agreement, and all Personal Property that Lessee or a Facility Sublessee acquires after the Commencement Date for use by it in connection with the Leased Property being leased pursuant to this Lease.

          Lessor's Personal Property: All Personal Property, except Lessee's Personal Property, that at the Commencement Date or thereafter during the term of this Lease is located, or, but for a temporary relocation off-site on the Commencement Date is normally located, on the Land or in the Leased Improvements.

          Letter of Credit Agreement: The agreement of even date herewith designated as such between Lessor and Lessee.

          Lyric: Lyric Health Care LLC, a Delaware limited liability company.

          Lyric Guaranty: A Guaranty executed by Lyric in favor of Lessor.

          Manager: IHS Facility Management, Inc.

          Management Agreement: Collectively, the Master Management Agreement and each Facility Management Agreement.

          Master Franchise Agreement: The agreement designated as such between Lyric and Franchisor setting forth common terms and conditions for the franchising of certain trade names, systems and other proprietary materials for the Facilities.

          Master Management Agreement: The agreement designated as such between Lyric and Manager setting forth common terms and conditions for management of the Facilities.

          Mechanics Liens: Liens of mechanics, laborers, materialmen, suppliers or vendors.

          Net Income: The aggregate net income of the Facility Sublessees from the operation of the Facilities, determined on an accrual basis in accordance with GAAP, before federal, state and local income taxes, but excluding extraordinary items.

          Net Proceeds: All proceeds, net of any costs incurred by Lessor in obtaining such proceeds, payable under any risk policy of insurance required by Article XIII of this Lease (including the proceeds with respect to the Personal Property that Lessee elects to restore or replace pursuant to Section 14.2).

          Notice: A notice given pursuant to Article XXXII hereof.

          Officer's Certificate: A certificate signed by any one or more of the Executive Officers.

          Overdue Rate: On any date, a rate equal to three (3) percentage points above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

          Parcel: A Facility and all of the Land upon which such Facility is located, including the Leased Improvements, Related Rights, Fixtures and Lessor's Personal Property related thereto.

          Parcel Rental Value: The Base Rent (determined at the time in question) allocable to a Parcel.

          Parcel Purchase Price: The Purchase Price allocated to the Parcel on the Commencement Date, as set forth on attached EXHIBIT F, increased by three (3%) percent per Lease Year, compounded annually, from the Commencement Date to the date in question and prorated for any portion of such period that is less than a full Lease Year.

          Partial Taking: A Taking of a portion of a Parcel or of less than the whole fee title to a Parcel.

          Payment Date: The due date for the payment of the installments of Base Rent, Additional Charges or any other sums payable under this Lease.

          Permitted Debt: Debt (other than Debt as to which an Affiliate of Lessee is the creditor) incurred by Lessee and/or the Facility Sublessees solely to provide working capital to the respective Facilities.

          Permitted Encumbrances: With respect to each of the Leased Properties, matters constituting Permitted Encumbrances under the Purchase Agreement, including those set forth on attached EXHIBIT G.

          Person: Any natural person, trust, partnership, limited liability company, corporation, joint venture or other legal entity.

          Personal Property: All equipment, furniture, fixtures, inventory (including linens, dietary supplies and housekeeping supplies, and including food and other consumable inventories), furnishings, movable walls or partitions, trade fixtures, computers, software and data pertaining to the business of a Facility (whether such data is stored in computers or peripheral equipment that is included within the definition of the term "Personal Property" or is otherwise in the possession of a Lessee or a Facility Sublessee, or in computers and equipment that is not included within the definition of the term "Personal Property" but is either owned by Lessee or a Facility Sublessee or as to which Lessee or a Facility Sublessee has a right of retrieval) and other tangible personal property used in connection with the business of a Facility, together with all replacements, modifications, alterations and additions thereto, except (a) items, if any, included within the definition of Fixtures or Leased Improvements, (b) personal property leased from third parties, (c) computers owned or leased by a Lessee or a Facility Sublessee that customarily are not located on any of the Leased Properties, and (d) proprietary software owned by parties other than a Lessee or a Facility Sublessee.

          Primary Intended Use: With respect to any Facility, the operation of the Facility as a licensed health care facility.

          Prime Rate: On any date, a rate equal to the annual rate on such date publicly announced by Citibank, N.A. to be its prime rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing, but in no event greater than the maximum rate then permitted under applicable law.

          Proceeding: Any action, proposal or investigation by any agency or entity, or any complaint to such agency or entity.

          Purchase Agreement: That certain Purchase Agreement dated as of January 13, 1998 between Lessor, as purchaser, and subsidiaries of Lessee, as sellers.

          Purchase Money Financing: Any financing provided by a Person to Lessee or a Facility Sublessee in connection with the acquisition of Personal Property (including equipment) used in connection with the operation of a Facility, whether by way of installment sale or otherwise.

          Purchase  Price:   The  Purchase  Price  set  forth  in  the  Purchase
     Agreement.

          Qualified Capital Expenditures: Expenditures capitalized on the books of the Lessee or a Facility Sublessee for any of the following:

               Replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and major replacement of siding; major roof replacements, including major replacements of gutters, downspouts, eaves and soffits; major repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; major repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior; but excluding major alterations, renovations and additions.

          Reconstruction Period: A period of three hundred sixty-five (365) days following the date of any damage or destruction or the Date of Taking, as applicable, subject to extension to the extent required by Unavoidable Delay.

          Regulatory Actions: With respect to any Leased Property, any claim, demand, notice, action or proceeding brought or initiated by any governmental authority in connection with any Environmental Law, including, without limitation, civil, criminal and/or administrative proceedings, and whether or not seeking costs, damages, equitable remedies, penalties or expenses.

          Related Rights: All easements, rights and appurtenances relating to the Land and the Leased Improvements.

          Release: The intentional or unintentional spilling, leaking, dumping, pouring, emptying, seeping, disposing, discharging, emitting, depositing, injecting, leaching, escaping, abandoning or other release or threatened release, however defined, of any Hazardous Substance.

          Rent: Collectively, the Base Rent and Additional Charges.

          Rental Value: (a) With respect to any Leased Property that has been relet during the period in question, the Rent actually received by Lessor for the period in question from the reletting, net of all reasonable expenses, including brokerage commissions, fees of attorneys and consultants and the cost of any repairs and alterations required to obtain such reletting and (b) with respect to any Leased Property that has not been relet during the period in question, the Worth at the Time of the Award of the Rent obtainable for the applicable Leased Property for the period in question, under a lease of the applicable Leased Property on the same terms and conditions as are set forth in this Lease, from a lessee that is unrelated to Lessor and has experience and a reputation in the health care industry and a credit standing reasonably equivalent to that of Lessee and Guarantors.

          Replaced Property: Any Fixtures or Personal Property that from time to time are replaced, pursuant to Section 9.1.5, after the date of this Lease.

          Replacement Property: Any Fixtures or Personal Property acquired by Lessee or a Facility Sublessee, in accordance with Section 9.1.5, after the date of this Lease for use in connection with any Facility in replacement of any Replaced Property.

          SEC: Securities and Exchange Commission.

          Second Renewal Term: A period commencing on February 1, 2024 and ending on January 31, 2037.

          Security Agreement: That certain Security Agreement dated January 13, 1998 between Lessor, as secured party, and Lessee and the Facility Sublessees, as debtors.

          Security Deposit: One Million One Hundred Twenty Two Thousand Five Hundred Dollars ($1,122,500.00).

          Special Default: Any Event of Default the definition of which includes a grace or cure period of thirty (30) days or more.

          State: With respect to each Parcel, the state in which it is located.

          Taking: The exercise by a Condemnor of any governmental power, whether by legal proceedings or otherwise, to acquire an interest in any Leased Property, or a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          Term: The Initial Term and, if renewed as provided in Article XVIII, the First Renewal Term and/or the Second Renewal Term.

          Third Party Claims: Any legal actions or proceedings (other than Regulatory Actions but including without limitation those based on negligence, trespass, strict liability, nuisance or toxic tort) due to Contamination, and whether or not seeking costs, damages, penalties or expenses, brought by any person or entity other than a governmental agency.

          Transfer: The (a) assignment, mortgaging or other encumbering of all or any part of Lessee's interest in this Lease, an Initial Facility Sublessee's interest in a Facility Sublease or Lessee's or an Initial Facility Sublessee's interest in the Leased Property, (b) the subletting of the whole or any part of the Leased Property to any Person other than an Initial Facility Sublessee or (c) the entering into of any management agreement (other than the Management Agreement) or other arrangement under which any Facility is operated by or licensed to be operated by an entity other than Lessee, an Initial Facility Sublessee or the Manager.

          Transferee: Any assignee, subtenant or other occupant of any Leased Property pursuant to any Transfer.

          Umbrella Policies: Policies of insurance that cover risks in excess of the liability limits of policies required to be carried under this Lease.

          Unavoidable Delays: Delays due to strikes, lock-outs, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the reasonable control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of a party.

          Unsuitable for Its Primary Intended Use: A state or condition of a Facility such that, by reason of damage or destruction or a Partial Taking, such Facility cannot reasonably be expected to be repaired and restored within the Reconstruction Period to a condition in which it may be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of useable beds, the amount of square footage and the estimated revenue affected by such damage or destruction or Partial Taking.

          Worth at the Time of the Award: The present value of the applicable amount, determined at the time required in Section 16.5, by discounting the applicable amount by the Prime Rate.

                                   ARTICLE III

     3.1 RENT. Lessee shall pay the Rent in lawful money of the United States of America and legal tender for the payment of public and private debts. The first payment of Base Rent shall be payable on the Commencement Date, prorated for the period from the Commencement Date until the last day of the first full calendar month of the Term. After the first payment, the Base Rent is payable in advance in equal, consecutive monthly installments on the first (1st) day of each calendar month of the Term. Unless otherwise agreed by the parties, Rent shall be prorated as to any partial month at the end of the Term.

     3.2 ADDITIONAL CHARGES. In addition to the Base Rent, Lessee will also pay and discharge as and when due and payable all Impositions as provided in Section
4.1 and all

Additional Charges. In the event of any failure on the part of Lessee to pay any Additional Charges as and when due, Lessee will also promptly pay and discharge as Additional Charges every fine, penalty, interest and cost which may be added for non-payment or late payment.

     3.3 LATE CHARGE; INTEREST. If any installment of Base Rent, or any Additional Rent payable by Lessee to Lessor hereunder on account of money expended by Lessor, is not paid by the due date, Lessee shall pay Lessor on demand, as an Additional Charge, (a) a late charge of five percent (5%) of the amount due and unpaid and (b) if such payment is not made within thirty (30) days of the date due, interest thereon at the Overdue Rate from such thirtieth
(30th) day until the date on which such payment plus such late charge and interest is paid in full.

     3.4 METHOD OF PAYMENT OF RENT. All Rent to be paid to Lessor shall be paid by electronic funds transfer debit transactions through wire transfer of immediately available funds to Lessor per the wiring instructions set forth on EXHIBIT J attached hereto (as the same may from time to time be changed by Lessor by Notice to Lessee) and shall be initiated by Lessee for settlement on or before the due date each calendar month; provided, however, if the due date is not a Business Day, then settlement shall be made on the next succeeding day which is a Business Day. Lessor shall provide Lessee with appropriate wire transfer information in a Notice from Lessor to Lessee. Lessee shall inform Lessor of each payment by sending a facsimile transmission of Lessee' wire transfer confirmation not later than noon, eastern standard or daylight time, on each payment date.

     3.5 NET LEASE.

          3.5.1 The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Base Rent and Additional Charges payable hereunder throughout the Term, subject to the terms and conditions hereof. This Lease is and shall be a "pure-net" or "triple-net" lease, as such terms are commonly used in the real estate industry, it being intended that Lessee shall pay all costs, expenses and charges arising out of the use, occupancy and operation of the Leased Properties.

          3.5.2 Except as may be provided in any other agreement between Lessor and Lessee, (a) Lessor shall not be required to furnish any services whatsoever to any Leased Property or make any payment of any kind whatsoever, and (b)
Lessor shall not be responsible for any loss or damage to any property of Lessee, a Facility Sublessee or any sub-tenant, concessionaire or other user or occupant of any part of any Leased Property, absent the gross negligence or willful misconduct of Lessor, its employees or agents.

                                   ARTICLE IV

     4.1 PAYMENT OF IMPOSITIONS. Lessee will pay or cause to be paid all Impositions before any fine, penalty, interest or cost may be added for non-payment, and Lessee will promptly, upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, Lessee shall pay such installments during the Term hereof as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Refunds of Impositions paid by Lessee shall be paid to or retained by Lessee. Lessor shall remit promptly to Lessee any refunds of Impositions received by Lessor. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to each Leased Property as may be necessary to prepare any required returns and reports. Lessor and Lessee will each provide the other, upon request, with cost and depreciation records in its possession that are reasonably necessary for filing returns for any property classified as personal property. Lessee may, at Lessee's sole cost and expense, protest, appeal or institute such other proceedings as Lessee may deem appropriate to effect a reduction of Impositions, and Lessor shall cooperate with Lessee in such protest, appeal or other action. Lessee shall reimburse Lessor for Lessor's direct costs of cooperating with Lessee with respect to such protest, appeal or other action and shall indemnify, defend and hold Lessor harmless against any expense or loss as a result thereof. The foregoing shall not be construed as indemnifying Lessor against its own grossly negligent acts or omissions or willful misconduct.

     4.2 NOTICE OF IMPOSITIONS. Lessor shall give prompt Notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, and in the event of Lessor's failure to give such Notice as to any Imposition, unless Lessee has actual knowledge of such Imposition, such failure shall extend the time for payment thereof by Lessee until a reasonable time after Lessee has actual knowledge of such Imposition. Lessor shall reimburse Lessee for any late charges or penalties wholly caused by Lessor's negligent delay in giving any such Notice to Lessee.

     4.3 ADJUSTMENT OF IMPOSITIONS. Impositions imposed in respect of the tax-fiscal period during which the Term ends shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after termination or expiration, and Lessee' obligation to pay their prorated share thereof, if the same becomes due after such termination or expiration, shall survive such termination or expiration.

     4.4 UTILITY CHARGES. Lessee will pay or cause to be paid when due all charges for electricity, power, gas, oil, water and other utilities used in the respective Leased Properties during the Term.

     4.5 INSURANCE PREMIUMS. Lessee will pay or cause to be paid when due all premiums for the insurance coverage required to be maintained pursuant to
Article XIII during the Term.

                                    ARTICLE V

     5.1 NO TERMINATION, ABATEMENT, ETC. Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not take any action without the consent of Lessor to modify, surrender or terminate the same, and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set off against the Rent. The respective obligations of Lessor and Lessee shall not be affected by reason of (i) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of any Leased Property or any portion thereof, except as expressly set forth herein; (ii) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of any Leased Property, or any portion thereof, or the interference with such use by any Person (other than Lessor or its employees or agents) or by reason of eviction by paramount title; (iii) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (v) any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender any Leased Property or any portion thereof, or (ii) except as otherwise specifically provided in this Lease, entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder except as otherwise specifically provided in this Lease.

                                   ARTICLE VI

     6.1 OWNERSHIP OF THE LEASED PROPERTY. Lessee acknowledges that the Leased Properties are the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property leased by it upon the terms and conditions of this Lease. Lessee will not (i) file any income tax return or other associated documents; (ii) file any other document with or submit any document to any  governmental  body or  authority;  (iii) enter into any written
contractual   arrangement  with  any  Person;  or  (iv)  release  any
financial statements of Lessee, in each case that takes any position other than that, throughout the Term, Lessor is the owner of the Leased Properties for federal, state and local income tax purposes and that this Lease is a "true lease".

     6.2 LESSOR'S PERSONAL PROPERTY. Lessee shall, during the entire Term, maintain all of Lessor's Personal Property in good order, condition and repair as shall be necessary in order to operate the Facilities for the Primary Intended Use in compliance with applicable licensure and certification requirements, applicable Legal Requirements and Insurance Requirements, and customary industry practice for the Primary Intended Use. If any of Lessor's Personal Property requires replacement in order to comply with the foregoing, Lessee shall replace it with other similar property of the same or better quality at Lessee's sole cost and expense, the Replaced Property shall no longer be Lessor's Personal Property, and the Replacement Property shall become part of Lessor's Personal Property. Lessee shall not permit or suffer Lessor's Personal Property to be subject to any lien, charge, encumbrance, financing statement or contract of sale or the like, except for any purchase money security interest or equipment-lessor's interest expressly approved in advance, in writing, by Lessor. At the expiration or earlier termination of this Lease, all of Lessor's Personal Property shall be surrendered to Lessor with the Leased Property in the condition required by Section 9.1.7.

          6.2.1 Motor Vehicles. Lessee acknowledges that the motor vehicles described in the Bill of Sale were purchased by Lessor pursuant to the Purchase Agreement, are the property of Lessor, and are leased to Lessee hereunder, notwithstanding the fact that for the convenience of the parties record title to such vehicles has not changed and the interest of Lessor is not reflected on the certificates of title of such vehicles. Upon demand of Lessor, Lessee shall deliver to Lessor, and cause the Facility Sublessees to deliver to Lessor, the certificates of title to any such vehicles.

     6.3 LESSEE'S PERSONAL PROPERTY. Lessee shall provide and maintain, during the entire Term, such Personal Property, in addition to Lessor's Personal Property, as shall be necessary and appropriate in order to operate each Facility for its Primary Intended Use in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. Upon the expiration or earlier termination of this Lease, without the payment of any additional consideration by Lessor, Lessee shall be deemed to have sold, assigned, transferred and conveyed to Lessor all of Lessee's right, title and interest in and to any of the respective Lessee's Personal Property that is integral to the use of the respective Facilities for their Primary Intended Use, and shall, upon Lessor's request, execute and deliver to Lessor a bill of sale with respect thereto, and without Lessor's prior written consent Lessee shall not remove the same from the respective Leased Properties. Any of Lessee's Personal Property that is not integral to the use of the respective Facilities at such time may be removed by

Lessee, and, if not removed within thirty (30) days following the expiration or earlier termination of this Lease, shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without giving notice thereof to Lessee and without any payment to Lessee or any obligation to account therefor. Lessee will, at their expense, repair all damage to the Leased Properties that is caused by the removal of any of Lessee's Personal Property, whether effected by Lessee or Lessor.

     6.4 GRANT OF SECURITY INTEREST IN LESSEE'S PERSONAL PROPERTY; RESTRICTION ON OTHER LIENS. Lessee and each Facility Sublessee have concurrently granted to Lessor a security interest in Lessee's Personal Property as more particularly defined herein and defined and set forth in the Security Agreement. Without the prior written consent of Lessor, Lessee shall not permit or suffer Lessee's Personal Property or Lessee's or a Facility Sublessee's Accounts to be subject to any lien, charge, encumbrance, financing statement or contract of sale or the like other than any lien to secure Permitted Debt.

                                   ARTICLE VII

     7.1 CONDITION OF THE LEASED PROPERTIES. Lessee acknowledges that it has examined and otherwise has knowledge of the condition of the Leased Property leased by it prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Lessee is leasing the applicable Leased Property "as is" in its condition on the Commencement Date. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property being leased by it. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF ANY LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE, OR OTHERWISE AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED
PROPERTY LEASED BY IT HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO LESSEE. Lessee further acknowledges that, on and after the Commencement Date and throughout the Term, Lessee is solely responsible for the condition of the Leased Property leased by it. To the extent permitted by law, Lessor hereby assigns to Lessee all of Lessor's rights, if any, to proceed against any predecessor in title to Lessor for breaches of warranties or representations or for latent defects in the respective Leased Properties, and Lessee agree to fully prosecute any and all such claims. Lessor shall cooperate with Lessee in the prosecution of any such claims, in Lessor's or Lessee's name, all at Lessee' sole cost and expense.

     7.2 USE OF THE LEASED PROPERTY.

          7.2.1 Subject to the exceptions in clause (f) of the definition of "Event of Default" above, throughout the Term, Lessee shall continuously use the Leased Property leased by it for the Primary Intended Use and for such other uses as may be necessary or incidental thereto, and no Lessee shall use any Leased Property or any portion thereof for any other use without the prior written consent of Lessor. No use shall be made or permitted to be made of, or allowed in, any Leased Property, and no acts shall be done, which will cause the cancellation of, or be prohibited by, any insurance policy covering any Leased Property or any part thereof.

          7.2.2 Lessee covenants and agrees that the Leased Property leased by it and Lessee's Personal Property shall not be used for any unlawful purpose, nor shall Lessee commit or suffer to be committed any waste on the Leased Property leased by it or cause or permit any nuisance thereon.

          7.2.3 Lessee shall not suffer or permit the Leased Property, or any portion thereof, or Lessee's Personal Property to be used in such a manner as
(i) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public or of implied dedication of the applicable Leased Property or any portion thereof.

     7.3 CERTAIN ENVIRONMENTAL MATTERS.

          (a) Prohibition Against Use of Hazardous Substances. Lessee shall not permit, conduct or allow on any of the Leased Properties the generation, introduction, presence, maintenance, use, receipt, acceptance, treatment, manufacture, production, installation, management, storage, disposal or release of any Hazardous Substance, except for those types and quantities of Hazardous Substances ordinarily associated with the operation of the Leased Property as it is being conducted on the date of this Lease and except in compliance with Environmental Laws; provided, however, that the asbestos-containing materials, the underground storage tanks and the other Hazardous Substances that currently are located in, on, under or about the respective Leased Properties, in each case as disclosed in the Environmental Audits delivered by Lessee to Lessor prior to the date of this Lease, shall be permitted to remain in place, except as required by the Purchase Agreement (Schedule 1(b)) and 7.3(g) below.

          (b) Notice of Environmental Claims, Actions or Contaminations. Lessee will notify Lessor, in writing, promptly upon learning of any existing, pending or threatened: (i) Regulatory Actions, (ii) Contamination of any Leased Property, (iii) Third Party Claims or (iv) violation of Environmental Law.

          (c) Costs of Remedial Actions with Respect to Environmental Matters. If any investigation and/or Clean-Up of any Hazardous Substance or other environmental condition on, under, about or with respect to any Leased Property is required by any Environmental Law and by the terms of this Lease is within the scope of Lessee's responsibility, then Lessee shall complete, at its own expense, such investigation and/or Clean-Up or cause each person responsible for any of the foregoing to conduct such investigation and/or Clean-Up.

          (d) Delivery of Environmental Documents. If and to the extent not delivered to Lessor prior to the date of this Lease, Lessee shall deliver to Lessor complete copies of any and all Environmental Documents that may now be in, or at any time hereafter come into, the possession of Lessee.

          (e) Environmental Audit. At Lessor's expense, Lessee shall from time to time, but in no case more often than annually, after Lessor's request therefor, provide to Lessor an Environmental Audit with respect to each of the Leased Properties. All tests and samplings in connection with an Environmental Audit shall be conducted using generally accepted and scientifically valid technology and methodologies. Lessee shall give the engineer or environmental consultant conducting the Environmental Audit reasonable access to the applicable Leased Property and to all records in the possession of Lessee that may indicate the presence (whether current or past) or a Release or threatened Release of any Hazardous Substances on, in, under or about the applicable Leased Property. Lessee shall also provide the engineer or environmental consultant an opportunity to interview such persons employed in connection with the applicable Leased Property as the engineer or consultant deems appropriate. However, Lessor shall not be entitled to request such Environmental Audit from Lessee unless (i) there have been any material changes, modifications or additions to any Environmental Laws as applied to or affecting the applicable Leased Property; (ii) a significant change in the condition of the applicable Leased Property has occurred; or (iii) Lessor has another reasonable basis for requesting such certificate or certificates. If an Environmental Audit discloses the presence of Contamination at, or any noncompliance with Environmental Laws by, any Leased Property, Lessee shall immediately perform all of Lessee's obligations hereunder with respect to such Hazardous Substances or noncompliance.

          (f) Entry onto Leased Property for Environmental Matters. If Lessee fails to provide to Lessor an Environmental Audit as contemplated by Subparagraph (e) hereof, Lessee shall permit Lessor from time to time, by its employees, agents, contractors or representatives, to enter upon the applicable Leased Property for the purposes of conducting such Investigations as Lessor may desire. Lessor and its employees, agents, contractors, consultants and/or representatives shall conduct any such Investigation in a manner which does not unreasonably interfere with

     Lessee's use of and operations on the applicable Leased Property (however, reasonable temporary interference with such use and operations is permissible if the Investigation cannot otherwise be reasonably and inexpensively conducted). Other than in an emergency, Lessor shall provide Lessee with prior notice before entering the applicable Leased Property to conduct such Investigation, and shall provide copies of any reports or results to Lessee, and Lessee shall cooperate fully in such Investigation.

          (g) Environmental Matters Upon Termination or Expiration of Term of This Lease. Upon the termination or expiration of the Term of this Lease, Lessee shall cause the Leased Properties to be delivered to Lessor free of all Contamination the removal of which is recommended by the Phase I Environmental Survey (or the equivalent at the time) completed by the engineering firm chosen by the parties or otherwise selected as provided below, and in compliance with all Environmental Laws with respect thereto.

          At any time during (a) the three hundred sixty-five (365) days prior to, or the sixty (60) days subsequent to, the expiration of the original Term hereof, if Lessee has not given the notice required by Section 18.1 in order to renew the Term or by the terms hereof is not entitled to renew the Term, or, if the original Term has been renewed, at any time during (b) the three hundred sixty-five (365) days prior to, or the sixty (60) days subsequent to, the expiration of the first renewal of the Term hereof, if Lessee has not given the notice required by Section 18.2 in order to renew the Term or by the terms hereof is not entitled to renew the Term, or, if this Lease is terminated upon the occurrence of an Event of Default, during
     (c) the sixty (60) days after the effective date of such termination, Lessor may by written notice to Lessee specify a Cleanup to be undertaken by Lessee, and upon receipt of such notice Lessee shall forthwith begin and with reasonable diligence complete such Cleanup, provided, however, that if Lessee in good faith disputes the need for such Cleanup on the grounds that it is not required by any then applicable Environmental Laws, Lessee may by written notice to Lessor demand an Environmental Audit of the Leased Property. The Environmental Audit demanded by Lessee shall be performed by one of the engineering firms listed on EXHIBIT H attached hereto or, if no such firms exist at the time, by an engineering firm succeeding to the practice of one of such firms, and if no such firms exist at the time, by an engineering firm with a nationally recognized reputation in the field of environmental property evaluation selected by a single arbitrator appointed in accordance with Section 36. The question of whether or not a Cleanup is required by an applicable Environmental Law, and, if so, the extent of such required Cleanup, shall be determined by the conclusions reached in the Environmental Audit conducted by the engineering firm so selected, and such determination shall be binding upon the parties. The cost of such Environmental Audit (and of the arbitration proceeding, if such proceeding is necessary) shall be borne by Lessor if the determination is that no Cleanup is required, or by Lessee if the determination is that a Cleanup is required. Lessee shall promptly at its expense complete any Cleanup determined by such process to be necessary.

          (h) Compliance with Environmental Laws. Lessee shall comply with, and cause its agents, servants and employees to comply with Environmental Laws applicable to the respective Leased Properties. Specifically, but without limitation:

               (i) Maintenance of Licenses and Permits. Lessee shall obtain and maintain all permits, certificates, licenses and other consents and approvals required by any applicable Environmental Law from time to time with respect to Lessee and the Leased Property leased by it;

               (ii) Contamination. No Lessee shall cause, suffer or permit any Contamination in, on, under or about any Leased Property;

               (iii) Clean-Up. If Contamination occurs in, on, under or about any Leased Property during the Term, Lessee promptly shall cause the Clean-Up and the removal of any Hazardous Substance, and in any such case such Clean-Up and removal of the Hazardous Substance shall be effected in strict compliance with and in accordance with the provisions of the applicable Environmental Laws;

               (iv) Discharge of Lien. Within forty-five (45) days of the date on which Lessee becomes aware of any lien imposed against any Leased Property or any part thereof under any Environmental Law (or, in the event that under the applicable Environmental Law, Lessee is unable, acting diligently, to do so within forty-five (45) days, then within such period as is required for Lessee, acting diligently, to do so), Lessee shall cause such lien to be discharged by payment, bond or otherwise;

               (v) Notification of Lessor. Lessee shall notify Lessor in writing promptly upon receipt by Lessee of notice of any breach or violation of any environmental covenant or agreement; and

               (vi) Requests, Orders and Notices. Promptly upon receipt of any written request, order or other notice relating to any Declaratory Action, Contamination, Third Party Claims or Leased Property under any Environmental Law concerning the Leased Property, Lessee shall forward a copy thereof to Lessor.

          (i) Environmental Related Remedies. If, subject to Lessee's right of contest as set forth in Section 12.1 of this Lease, Lessee fails to perform any of its covenants with respect to environmental matters and if such breach is not cured within any applicable notice and/or grace period or within an additional thirty (30) days after Lessor gives Notice to Lessee, Lessor may do any one or more of the following (the exercise of one right or remedy hereunder not precluding the simultaneous or subsequent taking of any other right hereunder):

               (i) Cause a Clean-Up. Cause the Clean-Up of any Contamination on or under the applicable Leased Property, or both, at Lessee's cost and expense; or

               (ii) Payment of Regulatory Damages. Pay, on behalf of Lessee, any damages, costs, fines or penalties imposed on Lessee as a result of any Regulatory Actions; or

               (iii) Payments to Discharge Liens. Make any payment on behalf of Lessee or perform any other act or cause any act to be performed which will prevent a lien in favor of any federal, state or local governmental authority from attaching to the applicable Leased Property or which will cause the discharge of any lien then attached to the applicable Leased Property; or

               (iv) Payment of Third Party Damages. Pay, on behalf of Lessee, any damages, cost, fines or penalties imposed on Lessee as a result of any Third Party Claims; or

               (v) Demand of Payment. Demand that Lessee make immediate payment of all of the costs of such Clean-Up and/or exercise of the remedies set forth in this Section 7.3 incurred by Lessor and not theretofore paid by Lessee as of the date of such demand, whether or not such costs exceed the amount of Rent and Additional Charges that are otherwise to be paid pursuant to this Lease, and whether or not any court has ordered the Clean-Up, and payment of said costs shall become immediately due, without notice.

          (j) Environmental Indemnification. Lessee shall and do hereby agree to indemnify, defend and hold harmless Lessor, its principals, officers, directors, agents and employees from and against each and every incurred and potential claim, cause of action, demand or proceeding, obligation, fine, laboratory fee, liability, loss, penalty, imposition, settlement, levy, lien removal, litigation, judgment, disbursement, expense and/or cost (including without limitation the cost of each and every Clean-Up and including, but not limited to, reasonable attorneys' fees, consultants' fees, experts' fees and related expenses, capital, operating and maintenance costs, incurred in connection with (i) any investigation or monitoring



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



     of site conditions at any Leased Property, (ii) the presence of any asbestos- containing materials in, on, under or about any Leased Property and (iii) any Clean Up required or performed by any federal, state or local governmental entity or performed by any other entity or person because of the presence of any Hazardous Substance, Release, threatened Release or any Contamination on, in, under or about any Leased Property) which may be asserted against, imposed on, or suffered or incurred by each and every Indemnitee arising out of or in any way related to, or allegedly arising out of or due to any environmental matter, including, but not limited to, any one or more of the following:

               (i) Release Damage or Liability. The presence of Contamination in, on, at, under or near any Leased Property or migrating to any Leased Property from another location;

               (ii) Injuries. All injuries to health or safety (including wrongful death), or to the environment, by reason of environmental matters relating to the condition of or activities past or present on, at, in or under any Leased Property;

               (iii) Violations of Law. All violations, and alleged violations, of any Environmental Law by Lessee relating to any Leased Property or any activity on, in, at, under or near any Leased Property;

               (iv) Misrepresentation. All material misrepresentations relating to environmental matters in any documents or materials furnished by Lessee to Lessor and/or its representatives in connection with this Lease;

               (v) Event of Default. Each and every Event of Default hereunder relating to environmental matters;

               (vi) Lawsuits. Any and all lawsuits brought or threatened against any one or more of the Indemnitees, settlements reached and governmental orders relating to any Hazardous Substances at, on, in, under or near any Leased Property, and all demands or requirements of governmental authorities, in each case based upon or in any way related to any Hazardous Substances at, on, in or under any Leased Property; and

               (vii)  Presence  of Liens.  All  liens  imposed  upon any  Leased
          Property and charges imposed on any Indemnitee in favor of any governmental entity or any person as a result of the presence, disposal, release or threat of release of Hazardous Substances at, on, in, from or under any Leased Property.



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



     If the matter that is the subject of a claim for indemnification by any Indemnitee pursuant to this Section 7.3(j) arises or is in connection with a claim, suit or demand filed by a third party, Lessee shall be entitled to defend against such Claim with counsel reasonably satisfactory to the applicable Indemnitee(s). The Indemnitee(s) may continue to employ counsel of its own, but such costs shall be borne by the Indemnitee(s) as long as Lessee continues to so defend. With respect to such Claims arising from third parties (A) if an Indemnitee declines to accept a bona fide offer of settlement that is recommended by Lessee, which settlement includes a full and complete release of such Indemnitee from the subject Claim, the maximum liability of Lessee arising from such claim shall not exceed that amount for which it would have been liable had such settlement been accepted, and
     (B) if an Indemnitee settles the subject Claim without the consent of Lessee, the maximum liability of Lessee under this Section arising from such Claim shall not exceed the fair and reasonable settlement value of such Claim, which value, if not agreed upon, shall be determined by arbitration in accordance with Section 36.1 hereof.

          (k) Rights Cumulative and Survival. The rights granted Lessor under this Section are in addition to and not in limitation of any other rights or remedies available to Lessor hereunder or allowed at law or in equity. The obligations of Lessee to defend, indemnify and hold the Indemnitees harmless, as set forth in this Section 7.3, arising as a result of an act, omission, condition or other matter occurring or existing during the Term, whether or not the act, omission, condition or matter as to which such obligations relate is discovered during the Term, shall survive the expiration or earlier termination of the Term of this Lease.

                                  ARTICLE VIII

     8.1 COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS. Subject to Article XII, Lessee, at its expense, will promptly (i) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property and Lessee's Personal Property, whether or not compliance therewith requires structural changes in any of the Leased Improvements (which structural changes shall be subject to Lessor's prior written approval, which approval shall not be unreasonably withheld or delayed) or interferes with or prevents the use and enjoyment of the Leased Property, and (ii) procure, maintain and comply with all licenses, certificates of need, provider agreements and other authorizations required for the use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

     8.2 LEGAL REQUIREMENT COVENANTS. Lessee's use, maintenance, operation and any alteration of the Leased Property shall at all times conform to all applicable local,



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


state, and federal laws, ordinances, rules, and regulations (including but not limited to the Americans with Disabilities Act). The judgment of any court or administrative body of competent jurisdiction, or the decision of any arbitrator (final beyond any appeal) that Lessee has violated any such Legal Requirements or Insurance Requirements, shall be conclusive of that fact as between Lessor and Lessee.

     8.3 CERTAIN COVENANTS.

          8.3.1 Certain Financial Covenants.

               8.3.1.1 Minimum Capital Expenditures. During the second Lease Year, Lessee shall make at least Three Hundred Dollars ($300.00) per-licensed-bed of Qualified Capital Expenditures, and thereafter throughout the Term, Lessee shall in each Lease Year make Qualified Capital Expenditures in such amount increased annually in proportion to increases in the Cost of Living Index.

               8.3.1.2 Permitted Debt. Except for Permitted Debt, Lessee shall not incur or permit any Facility Sublessee to incur any Debt without the prior written consent of Lessor, which Lessor may withhold in its discretion, provided, however, that Lessor expressly agrees that for a period of one hundred and twenty (120) days from the date hereof, Permitted Debt shall include the obligations of Lessee and the Initial Facility Sublessees arising out of that certain Guaranty and Pledge and Security Agreement pursuant to which Lyric has guaranteed the obligations of IHS under that certain Revolving Credit and Term Loan Agreement, provided further, however, that upon the expiration of such one hundred and twenty (120) day period, such obligations shall no longer be deemed Permitted Debt and the existence of such obligations thereafter shall constitute an Event of Default hereunder.

               8.3.1.3 Cash Flow to Debt Service Requirement. At all times during the Term, Lessee shall maintain a ratio of Cash Flow from the Facilities to Debt Service from the Facilities at least equal to the Cash Flow to Debt Service Requirement.

          8.3.2 Management; Franchise.

               8.3.2.1 Management Agreements. Lessee shall not enter into, or permit any Facility Sublessee to enter into, any management agreement other than the Management Agreement without the prior written consent of Lessor, which consent Lessor may withhold or condition in its sole discretion, and in no event without a satisfactory subordination by the manager of its right to receive any management fees (other than regular monthly fees) to the obligation of Lessee to pay the Base Rent and Additional Charges to Lessor. As long as Manager is owned or controlled by IHS, in the ordinary course of business Lessee shall have the right to amend, modify or otherwise change the terms of the Management Agreement without the prior written consent of Lessor; provided,


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


however, that any such amendments, modifications or other changes that are material shall require the prior written consent of Lessor, which consent shall not unreasonably be withheld.

               8.3.2.2 Franchise Agreements. With the approval of Lessor, Lessee has entered into the Franchise Agreement. As long as Franchisor is owned or controlled by IHS, in the ordinary course of business Lessee shall have the right to amend, modify or otherwise change the terms of the Franchise Agreement without the prior written consent of Lessor; provided, however, that any such amendments, modifications or other changes that are material shall require the prior written consent of Lessor, which consent shall not unreasonably be withheld.

     8.4 OTHER BUSINESSES. During the Term of this Lease, Lessee shall not, directly or indirectly, own, operate or manage any businesses other than health care businesses.

                                   ARTICLE IX

     9.1 MAINTENANCE AND REPAIR.

          9.1.1 Lessee, at its expense, shall keep the Leased Property leased by it and all fixtures thereon and all landscaping, private roadways, sidewalks and curbs appurtenant thereto and which are under Lessee's control and Lessee's Personal Property in good order and repair (whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the applicable Leased Property or any portion thereof, or any cause whatever except the failure of Lessor to make any payment or to perform any act expressly required under the Lease or the negligence or willful misconduct of Lessor), and, except as may be provided to the contrary in Article XIV, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise).

          9.1.2 Lessee shall do or cause others to do all shoring of the Leased Property leased by it or adjoining property (whether or not owned by Lessor) or of the foundations and walls of the Leased Improvements, and every other act necessary or appropriate for the preservation and safety thereof, by reason of or in connection with any subsidence, settling or excavation or other building operation upon the Leased Property leased by it or adjoining property, whether or not Lessee or Lessor shall, by any Legal Requirements, be required to take such action or be liable for the failure to do so, provided, however, that such shoring and any other material acts shall be subject to the prior written consent of Lessor, which shall not unreasonably be withheld or delayed. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the



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



original work, and, subject to the provisions of paragraph 9.1.6, where, by reason of age or condition, such repairs cannot be made to the quality of the original work, the property to be repaired shall be replaced.

          9.1.3 Lessor shall not under any circumstances be required to build or rebuild any improvements on any Leased Property or on any property appurtenant thereto, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to any Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or upon any adjoining property, whether to provide lateral or other support for any Leased Property or abate a nuisance affecting any Leased Property, or otherwise, or to make any expenditure whatsoever with respect thereto, in connection with the Lease, or to maintain any Leased Property in any way. Lessee hereby waives, to the extent permitted by law, any right provided by law, but not provided by the terms of this Lease, to make repairs at the expense of Lessor.

          9.1.4 Nothing contained in this Lease shall be construed as (a) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialmen or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof, or (b) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in any Leased Property or any portion thereof. Lessor shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanics' and construction lien laws now or hereafter existing.

          9.1.5 Lessee shall, from time to time as and when needed, replace with Replacement Property any of the Fixtures or Personal Property which shall have
(a) become worn out, obsolete or unusable for the purpose for which it is intended (if such Fixtures or Personal Property continues to be necessary), (b) been the subject of a Taking (in which event Lessee shall be entitled to that portion of any Award made therefor), or (c) been lost, stolen or damaged or destroyed; provided, however, that the Replacement Property shall (1) be in good operating condition, (2) have a useful life at least equal to the estimated useful life of the Replaced Property as of (i) the date hereof for Replaced Property specified in Subparagraph 9.1.5, or (ii) immediately prior to the time that the Replaced Property specified in Subparagraphs 9.1.5(b) and 9.1.5(c) was taken or so lost, stolen, damaged or destroyed, (3) be of a quality reasonably equivalent to that of the Replaced Property and (4) be suitable for a use which is the same or similar to that of the Replaced Property. Lessee shall repair at its sole cost and expense all damage to the applicable Leased Property caused by the removal of Replaced Property or other personal



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



property of Lessee or the installation of Replacement Property. All Replacement Property shall become the property of Lessor and shall become Fixtures or Lessor's Personal Property, as the case may be, to the same extent as the Replaced Property had been. Lessee shall promptly advise Lessor of any such Replacement Property (i) the cost of which exceeds Twenty Five Thousand Dollars ($25,000.00) and (ii) the acquisition of which is not in the ordinary course of business. Upon Lessor's written request Lessee shall with reasonable promptness cause to be executed and delivered to Lessor an invoice, bill of sale or other appropriate instrument evidencing the transfer or assignment to Lessor of all estate, right, title and interest (other than the leasehold estate created hereby) of Lessee or any other Person in and to any Replacement Property the cost of which exceeds Twenty Five Thousand Dollars ($25,000.00), free from all liens and other exceptions to title, and Lessee shall pay all taxes, fees, costs and other expenses that may become payable as a result thereof.

          9.1.6 Upon the expiration or earlier termination of the Term, Lessee shall vacate and surrender the Leased Property leased by it to Lessor as a fully equipped, licensed health care facility, with all equipment required by the laws of the State to maintain its then current license, and shall assign and transfer to Lessor the Facility Trade Names (excluding the words "Integrated," "IHS" and any variants thereof from such trade names), local telephone numbers, local electronic mail and "Internet" addresses, if any, under which the Facilities are then conducting business, and all Facility-specific licenses, permits and rights to do business of every kind (subject to such governmental approvals as may be required), patient admission agreements and records, supplier and operator contracts, a copy of all then-current data maintained by Lessee in writing or recorded on computer media with respect to the business of the applicable Facility and all computer software necessary to access and manipulate such data. Lessee shall not be required to transfer proprietary software to Lessor, but shall cause the data it is to transfer to Lessor to be transferred to Lessor, without charge. At the expiration of the Term or the sooner termination of this Lease, the Leased Properties, including all Leased Improvements, Fixtures and Lessor's Personal Property, shall be returned to Lessor in good operating condition, ordinary wear and tear, Taking and casualty damage that Lessee is not required by this Lease to repair or restore, excepted, and except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease. Notwithstanding anything to the contrary in this Lease, not more than fifty (50%) percent of the value of the Personal Property returned to Lessor as required herein may at the time of such return be subject to Purchase Money Financing, and at the time of such return Lessee shall assign to Lessor all of its right, title and interest in and to such any and all documents evidencing such Purchase Money Financing.

     9.2 ENCROACHMENTS, RESTRICTIONS, ETC. Except in the case of Permitted Encumbrances, if any of the Leased Improvements (other than as existing on the Commencement Date), at any time encroaches in a material adverse manner upon any property, street or right-of-way adjacent to any Leased Property, or materially violates the



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



agreements or conditions contained in any lawful restrictive covenant or other agreement affecting any Leased Property or any part thereof, or materially impairs the rights of others under any easement or right-of-way to which any Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person legitimately affected by any such encroachment, violation or impairment, Lessee shall, at its expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, or (ii) make such changes to the Leased Improvements, and take such other actions, as are reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the applicable Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the applicable Leased Property for the Primary Intended Use substantially in the manner and to the extent the applicable Leased Property was operated prior to the assertion of such violation, impairment or encroachment.

                                    ARTICLE X

     10.1 CONSTRUCTION OF ALTERATIONS AND ADDITIONS TO LEASED PROPERTY. Lessee shall not make or permit to be made any alterations, improvements or additions of or to the Leased Property leased by it or any part thereof, other than non-structural alterations having no material effect on the roof, foundation, utility systems or structure, unless and until Lessee has caused plans and specifications therefor to have been prepared, at Lessee's expense, by a licensed architect and submitted to Lessor at least thirty (30) days (ninety
(90) days, if such alterations, improvements or additions are reasonably estimated to cost more than the Approval Threshold) in advance of the commencement of construction, and has obtained Lessor's written approval thereof. Lessor shall have the right to require that, prior to the commencement of construction of any alterations, improvements or additions as to which its approval is required hereunder, Lessee also provide Lessor with reasonable assurance of the payment of the cost thereof and, if the cost thereof is in excess of the Approval Threshold, Lessee shall comply with Lessor's requirements with respect to the periodic delivery of lien waivers and evidence of payment for such cost. If such approval is granted, Lessee shall cause the work described in such approved plans and specifications to be performed, at its expense, promptly, and in a good, workmanlike, manner by licensed contractors and in compliance with applicable governmental and Insurance Requirements and Legal Requirements and the standards set forth in this Lease, which improvements shall in any event constitute a complete architectural unit (if applicable) in keeping with the character of the applicable Leased Property and the area in which the applicable Leased Property is located and which will not diminish the value of the applicable Leased Property or change the Primary Intended Use of the applicable Leased Property. Lessee shall be responsible for the completion of such improvements in accordance with the plans and specifications approved by Lessor, and shall promptly correct any failure with respect thereto. Each and every such improvement, alteration or addition shall immediately become a part of the applicable Leased Property and shall belong to Lessor subject to the terms and conditions of this Lease. Lessee shall not have any claim against Lessor at any time in respect of the cost or value of any such improvement, alteration or addition. There shall be no adjustment in the Base Rent by reason of any such improvement, alteration or addition. With Lessor's consent, expenditures made by a Lessee pursuant to this Article X may be included as capital expenditures for purposes of inclusion in the capital expenditures budget for the applicable Facility and for measuring compliance with the obligations of Lessee set forth in Section 8.3.1.1 of this Lease.

     In connection with any alteration other than removal pursuant to the Escrow Agreement which involves the removal, demolition or disturbance of any asbestos-containing material, Lessee shall cause to be prepared at its expense a full asbestos assessment applicable to such alteration, and shall carry out such asbestos monitoring and maintenance program as shall reasonably be required thereafter in light of the results of such assessment.

                                   ARTICLE XI

     11.1 LIENS. Without the consent of Lessor, and except as expressly provided elsewhere herein, Lessee shall not directly or indirectly create or allow to remain, and within thirty (30) business days after notice thereof shall promptly discharge at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property, and any attachment, levy, claim or encumbrance in respect of the Rent, excluding (i) Permitted Encumbrances, (ii) Mechanics Liens for sums not yet due, (iii) liens created by the acts or omissions of Lessor, and (iv) Mechanics Liens which Lessee is contesting (provided that the aggregate amount of such contested liens shall not exceed one
(1) months' Base Rent allocable to the Facility in question).

                                   ARTICLE XII

     12.1 PERMITTED CONTESTS. Lessee, on its own or on Lessor's behalf (or in Lessor's) name, but at Lessee's sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any Imposition, Legal Requirement, Insurance Requirement or Claim not otherwise permitted by Article XI, but this shall not be deemed or construed in any way as relieving, modifying or extending Lessee's covenants to pay or to cause to be paid any such charges at the time and in the manner as in this Lease provided, nor shall any such legal proceedings operate to relieve Lessee from its obligations hereunder and or cause the sale of any Leased Property, or any part thereof, to satisfy the same or cause Lessor or Lessee to be in default under any Encumbrance or in violation of any Legal Requirements or Insurance

Requirements upon any Leased Property or any interest therein. Upon request of Lessor, if the claim exceeds the Approval Threshold, Lessee shall either (i) provide a bond, letter of credit or other assurance reasonably satisfactory to Lessor that all Claims, together with interest and penalties, if any, thereon, will be paid, or (ii) deposit within the time otherwise required for payment with a bank or trust company selected by Lessor as trustee, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, and all Claims which may be assessed against or become a Claim on the applicable Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any lender to Lessor and any other party entitled to assert or enforce any Legal Requirements or Insurance Requirements with evidence of such deposit within five
(5) days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses, including but not limited to attorney's fees incurred in any arbitration proceeding, trial, appeal and post-judgment enforcement proceedings. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. If Lessee fails to pay or satisfy the requirements or conditions of any Claims when finally determined to be due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon thirty (30) days advance written Notice to Lessee, pay such charges or satisfy such claims together with any interest and penalties and the same (or the cost thereof) shall be repayable by Lessee to Lessor forthwith as Additional Charges. If Lessor reasonably determines that a shorter period is necessary in order to prevent loss to the applicable Leased Property or avoid damage to Lessor, then Lessor shall give such written Notice as is practical under the circumstances.

     12.2 LESSOR'S REQUIREMENT FOR DEPOSITS. Upon and at any time after the second occurrence within any eighteen (18) month period of (i) a Special Default or (ii) any other Event of Default, and regardless of whether or not Lessee subsequently cures such Special Default or Event of Default, Lessor, in its sole discretion, shall be entitled to require Lessee to pay monthly a prorata portion of the amounts required to comply with the Insurance Requirements, any Imposition and any Legal Requirements, and when such obligations become due, Lessor shall pay them (to the extent of the deposit) upon Notice from Lessee requesting such payment. If sufficient funds have not been deposited to cover the amount of the obligations due at least thirty (30) days in advance of the due date, Lessee shall forthwith deposit the same with Lessor upon written request from Lessor. Lessor shall not commingle such deposited funds with its other funds, and Lessee shall be entitled to any interest paid on any deposit so held by Lessor unless and except to the extent that Lessor, having the right to do so by the terms of this Lease, applies such interest to Lessee's obligations hereunder. Upon an Event of Default under this Lease, any of the funds remaining on deposit may be applied under this Lease, in any manner and on such priority as is determined by Lessor and after five (5) days Notice to Lessee.

                                  ARTICLE XIII

     13.1 GENERAL INSURANCE REQUIREMENTS. During the Term, Lessee shall at all times keep the Leased Property leased by it, and all property located in or on the applicable Leased Property, including all Personal Property, insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State. All such policies provided and maintained during the Term shall be written by companies having a rating classification of not less than "A-" and a financial size category of "Class X," according to the then most recent issue of Best's Key Rating Guide. The policies (other than Workers' Compensation policies) shall name Lessor as an additional insured. Losses shall be payable to Lessor and Lessee and disbursed as provided in Article XIV. Lessee shall pay when due all of the premiums for the insurance required hereunder, and deliver certificates thereof (in form and substance reasonably satisfactory to Lessor) to Lessor prior to their effective date, or, with respect to any renewal policy, prior to the expiration of the existing policy. In the event of the failure of Lessee either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor when due, which premiums shall be repayable to Lessor upon written demand therefor as Rent, and failure to repay the same within thirty (30) days after Notice shall constitute an Event of Default. The policies on each Leased Property, including the Leased Improvements and Fixtures, and on the Personal Property, shall insure against the following risks:

          13.1.1 Loss or damage by fire, vandalism and malicious mischief, earthquake (if available at commercially reasonable rates) and extended coverage perils commonly known as "Special Risk," and all physical loss perils normally included in such Special Risk insurance, including but not limited to sprinkler leakage, in an amount not less than ninety percent (90%) of the then full replacement cost thereof (as defined below in Section 13.2);

          13.1.2 Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the applicable Facility;

          13.1.3 Loss of rental included in a business income or rental value insurance policy covering risk of loss during reconstruction necessitated by the occurrence of any of the hazards described in Sections 13.1.1 or 13.1.2 (but in no event for a period of less than twelve (12) months) in an amount sufficient to prevent either Lessor or Lessee from becoming a co-insurer;

          13.1.4 Claims for personal injury or property damage under a policy of commercial general public liability insurance with a combined single limit per occurrence in respect of bodily injury and death and property damage of One Million Dollars ($1,000,000), and an aggregate limitation of Three Million Dollars ($3,000,000), which insurance shall include contractual liability insurance;

          13.1.5 Claims arising out of professional malpractice in an amount not less than One Million Dollars ($1,000,000) for each person and for each occurrence and an aggregate limit of Three Million Dollars ($3,000,000);

          13.1.6. Flood (when the applicable Leased Property is located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area;

          13.1.7. During such time as Lessee is constructing any improvements, Lessee, at its sole cost and expense, shall carry or cause to be carried (i) workers' compensation insurance and employers' liability insurance covering all persons employed in connection with the improvements in statutory limits, (ii) a completed operations endorsement to the commercial general liability insurance policy referred to above, and (iii) builder's risk insurance, completed value form, covering all physical loss, in an amount and subject to policy conditions reasonably satisfactory to Lessor;

          13.1.8. Lessee shall procure, and at all times during the Term of this Lease shall maintain, a policy of primary automobile liability insurance with limits of One Million Dollars ($1,000,000) per occurrence for owned and non-owned and hired vehicles; and

          13.1.9. If Lessee chooses to carry umbrella liability coverage to obtain the limits of liability required hereunder, all such policies must cover in the same manner as the primary commercial general liability policy and must contain no additional exclusions or limitations materially different from those of the primary policy.

     13.2 REPLACEMENT COST. The term "full replacement cost" as used herein, shall mean as the actual replacement cost of the applicable Leased Improvements, Fixtures and Lessor's Personal Property, including an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy. In all events, full replacement cost shall be an amount sufficient that neither Lessor nor Lessee is deemed to be a co-insurer of the applicable Leased Property. If Lessor in good faith believes that full replacement cost (the then replacement cost less such exclusions) of any Leased Property has increased at any time during the Term, it shall have the right, upon Notice to Lessee, to have such full replacement cost reasonably redetermined by an Impartial Appraiser. The determination of the Impartial Appraiser shall be final and binding on

Lessor and Lessee, and Lessee shall forthwith adjust the amount of the insurance carried pursuant to this Section, as the case may be, to the amount so determined by the Impartial Appraiser. Lessor and Lessee shall each pay one-half (1/2) of the fee, if any, of the Impartial Appraiser.

     13.3 WORKER'S COMPENSATION INSURANCE. Lessee shall at all times maintain workers' compensation insurance coverage for all persons employed by Lessee on the applicable Leased Property to the extent required under and in accordance with applicable law.

     13.4 WAIVER OF LIABILITY; WAIVER OF SUBROGATION. Lessor shall have no liability to Lessee, and, provided Lessee carry the insurance required of them by this Lease, no Lessee shall have any liability to Lessor, regardless of the cause, for any loss or expense resulting from or in connection with damage to or the destruction or other loss of any Leased Property or Lessee's Personal Property, and no party will have any right or claim against the other for any such loss or expense by way of subrogation. Each insurance policy carried by Lessor or Lessee covering any Leased Property and Lessee's Personal Property, including without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer, if such a waiver is commercially available. Lessee shall pay any additional costs or charges for obtaining such waivers.

     13.5 OTHER REQUIREMENTS. The form of all of the policies of insurance referred to in this Article shall be the standard forms issued by the respective insurers meeting the specific requirements of this Lease. The property loss insurance policy shall contain a Replacement Cost Endorsement. If Lessee obtains and maintains the professional malpractice insurance described in Section 13.1.5 above on a "claims-made" basis, Lessee shall provide continuous liability coverage for claims arising during the Term either by obtaining an endorsement providing for an extended reporting period reasonably acceptable to Lessor in the event such policy is canceled or not renewed for any reason whatsoever, or by obtaining "tail" insurance coverage converting the policies to "occurrence" basis policies providing coverage for a period of at least three (3) years beyond the expiration of the Term. Lessee shall cause each insurer mentioned in this Article XIII to agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor at least thirty (30) days' written notice before the policy or policies in question shall be materially altered or canceled. If requested by Lessor, and if available at a commercially reasonable cost, all public liability and property damage insurance shall contain a provision that Lessor, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss, damage, or injury to Lessor, its servants, agents and employees by reason of the negligence of Lessee or Lessor.

     13.6 INCREASE IN LIMITS. If, from time to time after the Commencement Date, Lessor determines in the exercise of its reasonable business judgment that the limits of the personal injury or property damage - public liability insurance then carried are insufficient, Lessor may give Lessee Notice of acceptable limits for the insurance to be carried, which limits shall be reasonable in light of the limits required by Lessor of other of its borrowers and Lessee with respect to similar portfolios at such time; and the insurance shall thereafter be carried with limits as prescribed by Lessor until further increase pursuant to the provisions of this Section.

     13.7 BLANKET POLICY. Notwithstanding anything to the contrary contained in this Article XIII, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be materially different from that which would exist under a separate policy meeting all other requirements hereof by reason of the use of the blanket policy, and provided further that the requirements of this Article XIII are otherwise satisfied, and provided further that Lessee maintain specific allocations acceptable to Lessor.

     13.8 NO SEPARATE INSURANCE.

          13.8.1 Lessee shall not, on its own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, to be furnished by, or which may reasonably be required to be furnished by, Lessee, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insureds, and the loss is payable under said insurance in the same manner as losses are payable under this Lease.

          13.8.2 Nothing herein shall prohibit Lessee from (i) securing insurance required to be carried hereby with higher limits of liability than required in this Lease, (ii) securing umbrella policies or (iii) insuring against risks not required to be insured pursuant to this Lease, and as to such insurance, Lessor need not be included therein as an additional insured, nor must the loss thereunder be payable in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance.


                                   ARTICLE XIV

         14.1 INSURANCE PROCEEDS. All Net Proceeds payable under any risk policy of insurance required by Article XIII of this Lease, whether or not paid directly to Lessor and/or Lessee, shall promptly be deposited with or paid over to an insurance company, title insurance company or other financial institution reasonably selected by Lessor and disbursed as provided in this Lease,. If the Net Proceeds are equal to or less than the Approval Threshold, and if no Event of Default has occurred and is continuing, the Net Proceeds shall be paid to Lessee promptly upon Lessee's completion of any restoration or repair, as the case may be, of any damage to or destruction of the Leased Property or any portion thereof. If the Net Proceeds exceed the Approval Threshold, and if no Event of Default has occurred and is continuing, the Net Proceeds shall be made available for restoration or repair, as the case may be, of any damage to or destruction of the applicable Leased Property or any portion thereof as provided in Section 14.10; provided, however, that, within fifteen (15) days of the receipt of the Net Proceeds, Lessor and Lessee shall agree as to the portion thereof attributable to the Personal Property (and failing such shall submit the matter to arbitration pursuant to the provisions of this Lease) and those Net Proceeds which the parties agree are payable by reason of any loss or damage to any of Lessee's Personal Property shall be disbursed to Lessee.

     14.2 RESTORATION IN THE EVENT OF DAMAGE OR DESTRUCTION.

          14.2.1 If any Leased Improvements are totally or partially damaged or destroyed and the Facility thereon is thereby rendered Unsuitable for its Primary Intended Use, Lessee shall give Lessor Notice of such damage or destruction within fifteen (15) Business Days of the occurrence thereof. Within ninety (90) days of such occurrence, Lessee shall commence and thereafter diligently proceed to complete the restoration of the damaged or destroyed Leased Improvements to substantially the same (or better) condition as that which existed immediately prior to such damage or destruction.

          14.2.2 If any Leased Improvements are totally or partially damaged or destroyed, but the Facility thereon is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall give Lessor Notice of such damage or destruction within fifteen (15) Business Days of the occurrence thereof, and, within ninety (90) days of the occurrence, Lessee shall commence and thereafter diligently proceed to restore the Leased Improvements within the Reconstruction Period to substantially the same (or better) condition as that which existed immediately prior to such damage or destruction.

          14.2.3 No such damage or destruction shall terminate this Lease as to the affected Parcel; provided, however, that if Lessee, after diligent effort, cannot within a reasonable time obtain all necessary government approvals, including building permits, licenses, conditional use permits and any certificates of need, in order to be able to perform all required repair and restoration work and thereafter to operate the Leased Improvements for the Primary Intended Use thereof in substantially the same manner as that existing immediately prior to such damage or destruction, Lessee shall purchase the Parcel of Leased Property on which the damaged or destroyed Leased Improvements are located for the Parcel Purchase Price, which shall be determined as of the day of the damage or destruction.

     14.3 INTENTIONALLY OMITTED.

     14.4 LESSEE'S PERSONAL PROPERTY. All insurance proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property shall be paid to Lessee.

     14.5 RESTORATION OF LESSEE'S PROPERTY. If Lessee is required to restore the Leased Property as provided in Section 14.2, Lessee shall also restore or replace all alterations and improvements made by Lessee and all of the Personal Property, to the extent required to maintain the then current license of the applicable Leased Property.

     14.6 NO ABATEMENT OF RENT. Except as to any Parcel of Leased Property purchased by Lessee pursuant to this Article XIV, as to which this Lease shall terminate upon the closing of such purchase, this Lease shall remain in full force and effect and Lessee's obligation to pay Rent shall continue without abatement during any period required for repair and restoration.

     14.7 CONSEQUENCES OF PURCHASE OF DAMAGED LEASED PROPERTY. If Lessee purchases a damaged Parcel of Leased Property pursuant to the provisions of this
Article XIV, this Lease shall terminate as to such Parcel upon payment of the price set forth herein, Lessor shall remit to Lessee any and all Net Proceeds pertaining to the purchased Parcel of Leased Property being held by Lessor, and the Base Rent shall be reduced by the Parcel Rental Value of the purchased Parcel of Leased Property, determined as of the day prior to the date of the damage or destruction to such Parcel.

     14.8 DAMAGE NEAR END OF TERM. Notwithstanding any provisions of Section 14.2, if damage to or destruction of any Leased Improvements occurs during the last twelve (12) months of the Term of this Lease, and if, as reasonably estimated by a qualified construction consultant selected by Lessee and approved by Lessor (which approval shall not unreasonably be withheld), such damage or destruction cannot be fully repaired and restored within six (6) months immediately following the date of loss, then Lessee shall have the option, which Lessee shall exercise by written notice to Lessor within thirty (30) days of such damage or destruction, to (i) restore the damaged Parcel of Leased Property within such six (6) month period, or (ii) to purchase the Parcel of Leased Property on which the damaged or destroyed Leased Improvements are located from Lessor, within sixty (60) days following the date of the damage or destruction, for the Parcel Purchase Price, which shall be determined as of the day prior to the date of the damage or destruction.

     14.9 WAIVER. Except as specifically provided elsewhere herein, Lessee hereby waives any statutory or common law rights of termination which may arise by reason of any damage to or destruction of any Facility.

     14.10 PROCEDURE FOR DISBURSEMENT OF INSURANCE PROCEEDS GREATER THAN THE APPROVAL THRESHOLD. If Lessee restores or repairs the damaged Parcel of Leased Property pursuant to any Subsection of this Article XIV and if the Net Proceeds exceed the Approval Threshold, the restoration or repair shall be performed in accordance with the following procedures:

          (i) The restoration or repair work shall be done pursuant to plans and specifications approved by Lessor (not to be unreasonably withheld or delayed), and Lessee shall cause to be prepared and presented to Lessor a certified construction statement, reasonably acceptable to Lessor, showing the total estimated cost of the restoration or repair.

          (ii)The Construction Funds shall be made available to Lessee as the restoration and repair work progresses pursuant to certificates of an architect selected by Lessee that in the reasonable judgment of Lessor is qualified in the design and construction of health care facilities, or of the type of property for which the repair work is being done.

          (iii) There shall be delivered to Lessor, with such certificates, sworn statements and lien waivers from the general contractor and major subcontractors (i.e., those having contracts of One Hundred Thousand Dollars ($100,000.00) or more), in the form customary for the applicable State, in an amount at least equal to the amount of Construction Funds to be paid out to Lessee pursuant to each architect's certificate and dated as of the date of the disbursement to which they relate.

          (iv) There shall be delivered to Lessor such other evidence as Lessor may reasonably request, from time to time, during the restoration and repair, as to the progress of the work, compliance with the approved plans and specifications, the cost of restoration and repair and the total amount needed to complete the restoration and repair.

          (v) There shall be delivered to Lessor such other evidence as Lessor may reasonably request, from time to time, showing that there are no liens against the applicable Leased Property arising in connection with the restoration and repair and that the cost of the restoration and repair at least equals the total amount of Construction Funds then disbursed to Lessee hereunder.

          (vi) If the Construction Funds are at any time determined by Lessor not to be adequate for completion of the restoration and repair, Lessee shall demonstrate to Lessor, upon request, that Lessee has sufficient funds available to cover the difference, and shall disburse such funds pari passu with the Construction Funds.

          (vii) The Construction Funds may be disbursed by the depository thereof to Lessee or, at Lessee's direction, to the persons entitled to receive payment thereof from Lessee, and such disbursement in either case may, at Lessor's discretion, reasonably exercised, be made directly or through a third party escrow agent, such as, but not limited to, a title insurance company, or its agent. Provided no Event of Default has occurred and is continuing, any excess Construction Funds shall be paid to Lessee upon completion of the restoration or repair.

          (viii) If Lessee at any time fails to promptly and fully perform the conditions and covenants set out in subparagraphs (1) through (6) above, and the failure is not corrected within thirty (30) days of written Notice thereof, or if during the restoration or repair an Event of Default occurs hereunder, Lessor may, at its option, immediately cease making any further payments to Lessee for the restoration and repair.

          (ix) Lessor may reimburse itself out of the Construction Fund for its reasonable and documented expenses of consultants, attorneys and its employee- inspectors incurred in administering the Construction Funds as hereinbefore provided.

                                   ARTICLE XV

     15.1 TOTAL TAKING. If title to the fee of the whole of any Parcel of Leased Property shall be acquired by any Condemnor as the result of a Taking, this Lease shall cease and terminate as to such Parcel of Leased Property as of the Date of Taking by said Condemnor, and the Base Rent payable by Lessee hereunder shall be reduced, as of the date the Lease shall have been so terminated as to such Parcel of Leased Property, by the Parcel Rental Value of the Parcel taken.

     15.2 ALLOCATION OF PORTION OF AWARD. The Award made with respect to the Taking of all or any portion of any Leased Property or for loss of rent shall be the property of and payable to Lessor up to the sum of (a) all costs and expenses reasonably incurred and documented by Lessor in connection with the Taking, (b) any loss of Rent suffered by Lessor as a result of the Taking (except for any Rent accruing after the completion of a purchase by Lessee of the affected Parcel upon a Partial Taking as hereinafter provided) and (c) in the case of a Taking of the entire Parcel, the Parcel Purchase Price as of the time possession is delivered to the Condemnor. To the extent that the laws of the State in which the applicable Parcel is located permit Lessee to make a claim for Lessee's leasehold interest, moving expenses, loss of goodwill or business, and Lessee's claim does not have the effect, directly or indirectly, of reducing Lessor's claim, Lessee shall have the right to pursue such claim in the Taking proceeding and shall be entitled to the Award therefor. In any Taking proceedings, Lessor and Lessee shall each seek its own Award, at its own expense.

     15.3 PARTIAL TAKING. In the event of a Partial Taking of a Parcel, Lessee shall commence and diligently proceed to restore the untaken portion of the Leased Improvements on the applicable Leased Property so that such Leased Improvements shall constitute a complete architectural unit (if applicable) of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to such Partial Taking; provided, however, that if a Partial Taking renders a Parcel Unsuitable for Its Primary Intended Use, Lessee shall have the right, exercisable by written notice to Lessor within thirty (30) days after such Partial Taking is final without appeal permitted, and before the Condemnor takes possession, to purchase the affected Parcel for the Parcel Purchase Price, which purchase shall be completed within sixty (60) days of such notice. Lessor shall contribute to the cost of restoration, or if Lessee elects to purchase the affected Parcel, Lessor shall pay over to Lessee, any Award payable to Lessor for such Partial Taking; provided, however, that the amount of such contribution shall not exceed the cost of restoration. If (a) Lessee elects to restore the Parcel, (b) no Event of Default is then continuing and (c) the Award is equal to or less than the Approval Threshold, then Lessor's contribution shall be made to Lessee prior to the commencement of the restoration. If (a) Lessee elects to restore the Parcel, (b) no Event of Default is then continuing and (c) the Award is more than the Approval Threshold, then Lessor shall make the Award available to Lessee in the manner provided in Section 14.10 for insurance proceeds in excess of the Approval Threshold. The Base Rent shall be reduced by reason of such Partial Taking to an amount agreed upon by Lessor and Lessee, and if Lessor and Lessee cannot agree upon a new Base Rent, the new Base Rent amount shall be equal to the Base Rent prior to the Partial Taking, reduced in proportion to the reduction in the Fair Rental Value of the affected Parcel of Leased Property resulting from the Partial Taking.

     15.4  TEMPORARY  TAKING.  In the event of a temporary  Taking of the Leased
Property or any part thereof that is for a period of less than six (6) months, this Lease shall not terminate with respect to the affected Leased Property, and the entire amount of any Award therefor shall be paid to Lessee. Upon the cessation of any such Taking of less than six (6) months, Lessee shall restore the Leased Property as nearly as may be reasonably possible to the condition existing immediately prior to such Taking. If any such Taking continues for six
(6) months or more, such Taking shall be considered a Taking governed by Section 15.2, and the parties shall have the rights provided thereunder.

                                   ARTICLE XVI

     16.1 EVENTS OF DEFAULT. Upon the occurrence of an Event of Default, Lessor shall have the rights and remedies hereinafter provided (provided, however, that if an Event of Default is cured prior to the exercise of any remedies by Lessor, it shall cease to be such for purposes of this Lease).

     16.2 LESSOR'S RIGHTS UPON LESSEE'S DEFAULT. If an Event of Default occurs with respect to this Lease, Lessor may terminate this Lease by giving Lessee Notice, whereupon as provided herein, the Term of this Lease shall terminate and all rights of Lessee hereunder shall cease. The Notice provided for herein shall be in lieu of, and not in addition to, any notice required by the laws of the respective States in which the Leased Properties are located as a condition to bringing an action for possession of any of the Leased Properties or to recover damages under this Lease. In addition thereto, Lessor shall have all rights at law and in equity available as a result of Lessee's breach.

     16.3 LIABILITY FOR COSTS AND EXPENSES. Lessee will, to the extent permitted by law, be liable for the payment, as Additional Charges, of reasonable and documented costs of and expenses incurred by or on behalf of Lessor as a consequence of an Event of Default, including, without limitation, reasonable attorneys' fees (whether or not litigation is commenced, and if litigation is commenced, including fees and expenses incurred in appeals and post-judgment proceedings).

     16.4 CERTAIN REMEDIES. If an Event of Default has occurred, and whether or not this Lease has been terminated, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor the Leased Properties and quit the same, and Lessor may enter upon and repossess the respective Leased Properties by legal process, and may remove Lessee and all other persons and any and all Personal Property from the respective Leased Properties, subject to rights of any residents or patients and to any requirement of law.

     16.5 DAMAGES. None of (i) the termination of this Lease pursuant to Section 16.1, (ii) the repossession of any Leased Property, (iii) the failure of Lessor to relet any Leased Property, (iv) the reletting of all or any portion thereof or (v) the failure of Lessor to collect or receive any rentals due upon any reletting shall relieve Lessee of its liability and obligations hereunder, all of which shall survive such termination, repossession or reletting. In the event of any termination, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Properties to and including the date of the termination. At Lessor's option, as and for liquidated and agreed current damages for Lessee's default, Lessee shall also forthwith pay to Lessor:

     (A) the sum of:



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




          (i) the Worth at the Time of the Award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the aggregate Rental Value of the Leased Properties for such period, and

          (ii) the Worth at the Time of the Award of the amount by which the unpaid Rent for the balance of the Term after the time of the award exceeds the aggregate Rental Value of the Leased Properties for such period, and

          (iii) any other amount necessary to compensate Lessor for all the damage proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom; or

     (B) without termination of Lessee's right to possession of the respective Leased Properties, each installment of the Rent and other sums payable by Lessee to Lessor under this Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.

     16.6 WAIVER. If this Lease is terminated pursuant to Section 16.2, Lessee waives the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

     16.7 APPLICATION OF FUNDS. Any payments received by Lessor during the existence or continuance of any Event of Default (and any payment made to Lessor rather than Lessee due to the existence of an Event of Default) shall be applied to Lessee's obligations in the order which Lessor may determine or as may be prescribed by the laws of the respective States in which the Leased Properties are located.

                                  ARTICLE XVII

     17.1 LESSOR'S RIGHT TO CURE LESSEE'S DEFAULT. If Lessee fails to make any payment or to perform any act required to be made or performed under this Lease, and fails to cure the same within the relevant time periods provided in Section
16.1 or elsewhere in this Lease, Lessor may (but shall not be obligated to), after five (5) days' prior Notice to Lessee (except in an emergency), and without waiving or releasing any obligation of Lessee or any Event of Default, at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the respective Facilities for such purpose and take all such action thereon as, in Lessor's sole opinion, may be necessary or appropriate therefor. However, if Lessor reasonably determines that the giving of such Notice as is provided for in Section 16.1 or elsewhere in this Lease would risk loss to any Leased Property or cause damage to Lessor, then Lessor will give such Notice as is practical under the



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



circumstances. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with the late charge and interest provided for in Section 3.3 thereon from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE XVIII

     18.1 FIRST OPTION TO RENEW. Lessee is hereby granted the option to renew this Lease for the First Renewal Term, which option is exercisable by written Notice to Lessor at least one hundred eighty (180) days, but not more than three hundred sixty (360) days, prior to the Expiration Date; provided, however, that no Event of Default exists either on the date on which Lessee gives such Notice to Lessor or on the Expiration Date. During the First Renewal Term, all of the terms and conditions of this Lease shall remain in full force and effect.

     18.2 SECOND OPTION TO RENEW. If the Term of this Lease has been renewed as provided in Section 18.1 above, Lessee is hereby granted the option to renew this Lease for the Second Renewal Term, which option is exercisable by written Notice to Lessor at least one hundred eighty (180) days, but not more than three hundred sixty (360) days, prior to the expiration of the First Renewal Term; provided, however, that no Event of Default exists either on the date on which Lessee gives such Notice to Lessor or on the date on which the First Renewal Term expires. During the Second Renewal Term, all of the terms and conditions of this Lease shall remain in full force and effect.

     18.3 RENEWAL AS TO ALL FACILITIES ONLY. Notwithstanding anything herein to the contrary, the options to renew granted pursuant to Sections 18.1 and 18.2 may be exercised only with respect to all of the Leased Properties then subject to this Lease and not with respect to fewer than all of the Leased Properties then subject to this Lease.

                                   ARTICLE XIX

     19.1 HOLDING OVER. If Lessee remains in possession of a Leased Property after the expiration of the Term or earlier termination of this Lease, such possession shall be as a month-to-month tenant during which time Lessee shall pay as rental each month one and one-half (1 1/2) times the aggregate of (i) one-twelfth (1/12th) of the aggregate Base Rent payable with respect to the applicable Leased Property during the last Lease Year of the preceding Term, and
(ii) all Additional Charges accruing during the month with respect to the applicable Leased Property. Any interest, however, will be payable only at



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



the rate provided in this Lease and shall not exceed the maximum rate allowed by law. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the applicable Leased Property until the month-to-month tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over by Lessee after the expiration or earlier termination of this Lease.

     19.2 INDEMNITY. If Lessee fails to surrender a Leased Property in a timely manner and in accordance with the provisions of Section 9.1.6 upon the expiration or termination of this Lease, in addition to any other liabilities to Lessor accruing therefrom, Lessee shall indemnify and hold Lessor, its principals, officers, directors, agents and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds any rental paid by Lessee pursuant to this Lease and any claims by any proposed new tenant founded on such failure. The provisions of this Section 19.2 shall survive the expiration or termination of this Lease.

                                   ARTICLE XX

     20.1 SUBORDINATION. Upon written request of Lessor, Lessee will subordinate its rights pursuant to this Lease in writing (i) to the lien of any mortgage, deed of trust or the interest of any lease in which Lessor is the lessee and to all modifications, extensions, substitutions thereof (or, at Lessor's option, cause the lien of said mortgage, deed of trust or the interest of any lease in which Lessor is the lessee to be subordinated to this Lease), and (ii) to all advances made or hereafter to be made thereunder. As a condition to each such subordination, Lessor shall deliver to Lessee a non-disturbance agreement providing inter alia that, if such mortgagee, beneficiary or lessor acquires any of the Leased Properties by way of foreclosure or deed in lieu, such mortgagee, beneficiary or lessor will not disturb Lessee's possession under this Lease and will recognize Lessee's rights hereunder provided this Lease has not been terminated under Section 16.2.

     20.2 ATTORNMENT. If any proceedings are brought for foreclosure, or if the power of sale is exercised under any mortgage or deed of trust made by Lessor encumbering any Leased Property, or if a lease in which Lessor is the lessee is terminated, Lessee shall attorn to the purchaser or lessor under such lease upon any foreclosure or deed in lieu thereof, sale or lease termination and recognize the purchaser or lessor as Lessor under this Lease, provided that the purchaser or lessor acquires and accepts the applicable Leased Property subject to, and upon the terms and conditions set forth in, this Lease.



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




     20.3 ESTOPPEL CERTIFICATE. Each of Lessor and Lessee agrees, upon not less than ten (10) days prior Notice from the other, to execute, acknowledge and deliver to the other an Estoppel Certificate. It is intended that any Estoppel Certificate delivered pursuant hereto may be relied upon by Lessor, Lessee, any prospective tenant, subtenant, assignee or purchaser of the applicable Leased Property, any mortgagee or prospective mortgagee, or by any other party who may reasonably rely on such statement.

                                   ARTICLE XXI

     21.1 RISK OF LOSS. During the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of any of the Leased Properties in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Lessor and those claiming from, through or under Lessor) is assumed by Lessee, and, in the absence of gross negligence, willful misconduct or material breach of this Lease by Lessor, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent under this Lease.

                                  ARTICLE XXII

     22.1 INDEMNIFICATION. Subject to Section 13.4, notwithstanding the existence of any insurance or self-insurance provided for in Article XIII, and without regard to the policy limits of any such insurance or self-insurance, Lessee will, subject to Section 13.4 above, protect, indemnify, save harmless and defend Lessor, its principals, officers, directors and agents and employees from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims of malpractice, (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of any Leased Property, (iii) the failure to pay any Impositions which are the obligations of Lessee to pay pursuant to the applicable provisions of this Lease, (iv) any material failure on the part of Lessee to perform or comply with any of the terms of this Lease, and (v) the material nonperformance of any contractual obligation, express or implied, assumed or undertaken by Lessee or any party in privity with Lessee with respect to any Leased Property or any business or other activity carried on with respect to any Leased Property during the Term or thereafter during any time in which Lessee or any such other party is in possession of any Leased Property or thereafter to the extent that any conduct by Lessee or any such person (or failure of such conduct thereby if the same should have been undertaken during such time of possession and leads to such damage or loss) causes such loss or claim. Any amounts which become payable by Lessee under this Section shall be paid within thirty (30) days after liability therefor on the part of Lessee is finally determined by litigation or otherwise, and if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Nothing herein shall be construed as indemnifying Lessor against its own grossly negligent acts or omissions or willful misconduct.

     Lessee's liability for a breach of the provisions of this Article arising during the Term shall survive any termination of this Lease. Lessee shall have the right (at Lessee's expense) to defend Lessor against any such claim by counsel reasonably acceptable to Lessor (who may also act as Lessee's counsel in the particular matter, provided Lessor's and Lessee's interests are coincident and not adverse to one another). Lessee shall apprise Lessor regularly as to the status of the particular matter. This Section 22.1 shall not be construed to cover unforeseeable damages from whatever cause.

                                  ARTICLE XXIII

     23.1 GENERAL PROHIBITION AGAINST TRANSFER. Lessee shall not Transfer its interest in this Lease or any Leased Property, except as specifically permitted by this Lease or consented to in advance by Lessor in writing. Except as otherwise specified herein, the parties agree that Lessor may arbitrarily and unreasonably withhold its consent to any such request and no court shall imply any agreement by Lessor to act in a reasonable fashion. Any such attempted Transfer which is not specifically permitted by this Lease or otherwise approved shall be null and void and of no force and effect whatsoever. In the event of any such Transfer, Lessor may collect rent and other charges from the Transferee and apply the amounts collected to the rent and other charges herein reserved, but no Transfer or collection of rent and other charges shall be deemed to be a waiver of Lessor's rights to enforce Lessee's covenants or the acceptance of the Transferee as lessee, or a release of Lessee from the performance of any covenants on the part of Lessee to be performed. Notwithstanding any Transfer, Lessee and any Guarantor shall remain fully liable for the performance of all terms, covenants and provisions of this Lease. Any violation of this Lease by any Transferee shall be deemed to be a violation of this Lease by Lessee.

     23.2 CORPORATE OR PARTNERSHIP TRANSACTIONS. If Lessee, Guarantor or the Manager is a corporation, then the merger, consolidation or reorganization of such corporation and/or the sale, issuance or transfer, cumulatively or in one transaction, of any voting stock by Lessee, Guarantor or the Manager or the stockholders of record of any of them as of the date of this Lease which results in a change in the voting control of Lessee, Guarantor or the Manager shall constitute a Transfer. If Lessee, Guarantor or the Manager is a joint venture,
partnership  or  other   association,   then  the  transfer  of  or  change



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



in, cumulatively or in one transaction, voting control of or a twenty percent (20%) or greater interest in such Lessor, Guarantor or Manager within any five-year period, or the termination of such joint venture, partnership or other association, shall constitute a Transfer.

     23.3 PERMITTED SUBLEASES. Notwithstanding anything to the contrary elsewhere herein, but subject to Section 23.4 below, Lessee shall have the right to sublease up to ten (10%) percent of the floor area of a Facility in the ordinary course of the health care business being conducted in such Facility without the prior consent of Lessor, and with the prior written consent of Lessor, which shall not unreasonably be withheld or delayed (and which consent shall be conclusively presumed if Lessor does not object in writing to any such sublease within thirty (30) days after Notice from Lessee) an additional ten (10%) of the floor area of such Facility.

     23.4 TRANSFERS TO A CONTROLLED ENTITY. Notwithstanding anything to the contrary herein contained, Lessee may without the prior consent of Lessor Transfer its interest herein to an entity Controlled by either Lyric or IHS upon the condition that (a) such entity expressly and in writing assumes all of the obligations and liability of the Lessee hereunder, (b) such Transfer has no effect on the Lyric Guaranty or the IHS Indemnity, (c) the stock of such entity (if a corporation) is at the time of the Transfer pledged to Lessor to secure performance of its obligations under this Lease, (d) all obligations of such entity to Lyric, IHS or any Affiliate of either, and all Debt of such entity to any third party, are subordinated to its liability and obligations as Lessee hereunder and (e) without the express written consent of Lessor, no such Transfer shall release the Lessee named herein from liability hereunder.

     23.5 SUBORDINATION AND ATTORNMENT. Lessee shall insert in any sublease permitted by Lessor provisions to the effect that (i) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (ii) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (iii) if the sublessee receives a written Notice from Lessor or Lessor's assignee, if any, stating that an Event of Default has occurred under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

     23.6 SUBLEASE LIMITATION. Anything contained in this Lease to the contrary notwithstanding, even if a sublease of a Leased Property is permitted, Lessee shall not sublet the applicable Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (i) the income or


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



profits derived by the business activities of the sublessee, or (ii) any other formula such that any portion of the sublease rental received by Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto. The parties agree that this Section shall not be deemed waived or modified by implication, but may be waived or modified only by an instrument in writing explicitly referring to this Section by number.

     23.7 INITIAL FACILITY SUBLEASES PERMITTED. Lessor expressly consents to the Initial Facility Subleases, provided, however, that any material modification or amendment of the terms thereof shall require the prior written approval of Lessor.

                                  ARTICLE XXIV

     24.1 OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS. Lessee shall furnish to Lessor:

     (i) Quarterly Financials. As soon as available and in any event within fifty-five (55) days after the end of each calendar quarter, an unaudited operating statement for each of the Facilities for the period commencing at the end of the previous quarter and ending with the end of such quarter, together with an Officer's Certificate of Lessee stating that Lessee is not in default of any covenant set forth in Article 8 of this Lease, or if Lessee is in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same.

     (ii) Annual Financials. As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a consolidated balance sheet of the Facility Sublessees and Lessee as at the end of such Fiscal Year and a consolidated operating statement for the Facilities for such Fiscal Year, in each case accompanied by (i) an opinion acceptable to Lessor of KPMG Peat Marwick or other independent public accountants of recognized standing reasonably acceptable to Lessor, (ii) an Officer's Certificate of Lessee stating that Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee is in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same.

     (iii) Cost Reports. Upon the request of Lessor and no more than once in each calendar year, Lessee shall furnish to Lessor complete and accurate copies of the most recent annual Medicaid and Medicare cost reports for the Facilities and any and all amendments filed with respect to such reports and all responses, audit reports or inquiries with respect to each such report.



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     (iv) Licensing Agency Reports. Upon the reasonable request of Lessor and no more than once during any calendar year, Lessee shall furnish to Lessor a copy of the most recent federal and state agency surveys or report and any statement of deficiencies with respect to the Facilities, and within the time period required by the particular agency for furnishing a plan of correction, and without the need of any request from Lessor, Lessee shall also furnish to Lessor a copy of the plan of correction generated from such survey or report for the Facilities, and correct or cause to be corrected an deficiency, the curing of which is a condition of continued licensure or for full participation in Medicare and Medicaid for existing patients or for new patients to be admitted with Medicare or Medicaid coverage, by the date required for cure by such agency (plus extensions granted by such agency.)

     (v) Notices. Lessee shall require that each Facility Sublessee furnish to Lessor within ten (10) days from its receipt, and Lessee shall furnish to Lessor within ten (10) days from its receipt, any and all notices (regardless of form) from any licensing and/or certifying agency that a Facility's license or Medicare or Medicaid certification of a Facility is being revoked or suspended.

     (vi) Patient Data. Within fifty-five (55) days of the end of each fiscal quarter and to the extent not included in the operating statements delivered pursuant to subsection (i), above, a statement of the actual patient days incurred for the quarter, together with quarterly census information for the Facilities as of the end of such quarter by patient-mix (i.e., private, Medicare, Medicaid and V.A.) of the Facilities.

     (vii) Capital Budget. As soon as it is prepared in each Lease Year, a capital budget for the Facilities for that and the following Lease Year, for Lessor's information and not for approval;

     (viii) Other Information. With reasonable promptness, such other information respecting the financial condition and affairs of Lessee, the Facility Sublessees and the Facilities as Lessor may reasonably request from time to time, including, without limitation, any such other information as may be available to the administration of the Facilities;

     (ix) At times reasonably required by Lessor, and upon request as appropriate, audited year-end information and unaudited quarterly financial information concerning the Leased Properties, Lessee and the Facility Sublessees as Lessor may require for its on-going filings with the SEC, under both the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, including, but not limited to 10-Q Quarterly Reports, 10-K Annual Reports, 8- and registration statements to be filed by Lessor during the Term of this Lease; and



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




     24.2 PUBLIC OFFERING INFORMATION. Lessee specifically agrees that Lessor may include financial information and such information concerning the operation of the Facilities which does not violate the confidentiality of the facility-patient relationship and the physician-patient privilege under applicable laws, in offering memoranda or prospectuses, or similar publications in connection with syndications or public offerings of Lessor's securities or interests, and any other reporting requirements under applicable federal and State laws, including those of any successor to Lessor. Lessee agrees to provide such other reasonable information necessary with respect to Lessee and the applicable Leased Property to facilitate a public offering or to satisfy SEC or regulatory disclosure requirements. Lessor shall provide to Lessee a copy of any information prepared by Lessor to be so published, and Lessee shall have a reasonable period of time (not to exceed three (3) days) after receipt of such information to notify Lessor of any corrections. Lessor shall protect, indemnify, save harmless and defend Lessee, its principals, officers, directors and agents and employees from and against all liabilities, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against them by a third party or parties as a result of the publication of any such audited financial statements by or at the direction of Lessor, but not against any such liabilities, claims, damages, penalties, causes of action, costs or expenses as may be suffered by Lessee, its principals, officers, directors and agents and employees in or as a result of any action or proceeding with respect to any such audited financial statement
(i) in which a judgment is entered against IHS, Lyric, Lessee, any Seller ( as defined in the Purchase Agreement) or any principal, officer, director, agent or employee thereof, or (ii) is settled in whole or in part on the basis of a payment of Ten Thousand Dollars ($10,000.00) or more to the claimant or moving party in such proceeding by IHS, Lyric, Lessee, any Seller or any principal, officer, director, agent or employee thereof alone or in combination with any payment made by IHS, Lyric, Lessee, any Seller or any principal, officer, director, agent or employee thereof (and as to expenses previously paid by Lessor pursuant to the foregoing indemnity prior to an event described in (i) or
(ii), above, Lessee shall repay such expenses promptly after the event specified).

                                   ARTICLE XXV

     25.1 LESSOR'S RIGHT TO INSPECT. Lessee shall permit Lessor and its authorized representatives to inspect, during normal business hours, (i) the respective Leased Properties and, (ii) upon one Business Day's prior Notice, which Notice shall set forth a reasonable cause for such inspection, Lessee's books and records pertaining thereto (provided, however, that upon either (a) a Special Default or (b) any other Event of Default, such Notice need not set forth any cause for such inspection).

                                  ARTICLE XXVI


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




     26.1 NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent by Lessor during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                  ARTICLE XXVII

     27.1 REMEDIES CUMULATIVE. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy, and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.

                                 ARTICLE XXVIII

     28.1 ACCEPTANCE OF SURRENDER. No surrender to Lessor of this Lease or of any Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by Lessor or any represen tative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.
                                  ARTICLE XXIX

     29.1 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created thereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (i) the Lease or the leasehold estate created hereby or any interest in the Lease or such leasehold estate, and (ii) the fee estate in any Leased Property.

     29.2 NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture between Lessor and Lessee or to cause either party to be responsible in any way for the debts or obligations of the other or any other party, it being the intention of the parties that the only relationship hereunder is that of lessor and lessee.

                                   ARTICLE XXX

     30.1 CONVEYANCE BY LESSOR. If Lessor or any successor owner of any Leased Property conveys any Leased Property in accordance with the terms hereof other than as security for a debt, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance, and all such future liabilities and obligations shall thereupon be binding upon the new owner, provided that the transferee gives Notice to Lessee that such transferee has assumed all such future liabilities and obligations and acknowledges that such transferee has received (i) the Security Deposit and (ii) any funds in the hands of Lessor or the then grantor at the time of the transfer, in which Lessee has an interest.

                                  ARTICLE XXXI

     31.1 QUIET ENJOYMENT. So long as Lessee pay all Rent as it becomes due and complies with all of the terms of the Lease and performs its obligations thereunder, Lessee shall peaceably and quietly have, hold and enjoy the respective Leased Properties hereby leased for the Term.

                                  ARTICLE XXXII

     32.1 NOTICES. Except as requested by law for the posting of notices, all notices, requests, demands and other communications hereunder must be in writing and shall be personally served or mailed (by registered or certified mail, return receipt requested and postage prepaid), or delivered by a national overnight delivery service such as Federal Express or D.H.L., or by facsimile transmission addressed to the respective parties, as follows:

          (a)  If to Lessor:

               Omega Healthcare Investors, Inc.
               905 W. Eisenhower Circle, Suite 110
               Ann Arbor, Michigan 48103
               ATTN: Essel W. Bailey, Jr.
               Telephone No.: (313) 747-9790
               Fax No.: (313) 996-0020

               with a copy of any Notice of a default by Lessor and any Notice subsequent thereto to:



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




               Dykema Gossett PLLC
               400 Renaissance Center
               Detroit, Michigan 48243
               ATTN: Fred J.  Fechheimer
               Telephone No.: (248) 203-0700
               Fax No.: (248) 203-0763

          (b) if to Lessee:

               Lyric Health Care Holdings, Inc.
               10065 Red Run Boulevard
               Owings Mills, Maryland  21117

               ATTN: Daniel J. Booth and Marshall A. Elkins, Esq.
               Telephone No.:  (410) 998-8768
               Facsimile No.:  (410) 998-8695

               with a with a copy of any Notice of a default by Lessor and any Notice subsequent thereto to:

               Leboeuf, Lamb, Greene & MacRae L.L.P.
               125 West 55th Street
               New York, N.Y. 10019-5389
               ATTN: John R. Fallon, Jr.
               Telephone No.: (212) 424-8279
               Fax No.: (212) 424-8500

     Any such mailing, delivery or other permitted service shall be deemed to be complete on the day of the confirmed receipt or refusal thereof.

                                 ARTICLE XXXIII

     33.1 APPRAISERS. If it becomes necessary to determine the Fair Rental Value of any of the Leased Properties for any purpose of this Lease, Lessor and Lessee shall attempt to agree upon a single appraiser to make such determination. If Lessor and Lessee are unable to agree upon a single arbitrator within thirty
(30) days thereafter, then the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after such Notice, Lessor (or Lessee, as the case may be) shall by Notice to Lessee (or Lessor, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) and experienced in appraising nursing home properties, shall, within forty-five (45) days after



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


the date of the Notice appointing the first appraiser, proceed to appraise the applicable Leased Property to determine the Fair Rental Value of it as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser has been so appointed, or if two appraisers have been so appointed but only one such appraiser has made such determination within fifty (50) days after the making of Lessee's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers have been appointed and have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined does not exceed ten percent (10%) of the lesser of such amounts, then the Fair Rental Value shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined exceeds ten percent (10%) of the lesser of such amounts, then such two appraisers shall have twenty (20) days to appoint a third appraiser. If no such appraiser has been appointed within such twenty (20) day period or within ninety (90) days of the original request for a determination of Fair Rental Value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Rental Value within forty-five (45) days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and the average of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Rental Value of the applicable Leased Property. Any such appraisal shall conform to FDIC or equivalent requirements and format.

     This provision for determining the Fair Rental Value by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties and judgment may be entered upon such determination in any court having jurisdiction of the matter. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it, and each shall pay one-half (1/2) of the fees and expenses of the third appraiser and one-half (1/2) of all other costs and expenses incurred in connection with each appraisal.

                                  ARTICLE XXXIV

     34.1 BREACH BY LESSOR. Lessor shall not be in breach of this Lease unless Lessor fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of thirty
(30) days after written Notice specifying such failure and the necessary curative action is received by Lessor from Lessee. If the failure cannot with due diligence be cured within a period of thirty (30) days, the failure shall not be deemed to continue if Lessor, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the



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



curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay.

                                  ARTICLE XXXV

     35.1 LESSOR'S OPTION TO PURCHASE LESSEE'S PERSONAL PROPERTY. Lessor shall have the option on the terms hereinafter set forth to purchase Lessee's Personal Property at the expiration or termination of this Lease for an amount equal to the then book value thereof (acquisition cost less accumulated depreciation on the books of Lessee pertaining thereto), subject to, and with appropriate credits for any obligations owing from Lessee to Lessor and for all equipment leases, conditional sale contracts and any other encumbrances to which Lessee's Personal Property is subject. Lessor's option shall be exercised by Notice to Lessee no more than one hundred eighty (180) days, nor less than ninety (90) days, before the expiration of the Initial Term or, if the Term is renewed as provided herein, before the expiration of the First Renewal Term or the Second Renewal Term, as the case may be, unless this Lease is terminated prior to its expiration date (i) by reason of an Event of Default, in which event Lessor's option shall be exercised within ninety (90) days following the date of termination, or (ii) by reason of the exercise by a Lessee of a right to terminate provided for herein in the event of a Taking, in which event Lessor's option shall be exercised within forty-five (45) days following Lessee's exercise of such right. Lessor's option shall terminate upon Lessee's purchase of the applicable Leased Property. If Lessor exercises its option, Lessee shall, in exchange for Lessor's payment of the purchase price, deliver Lessee's Personal Property to Lessor, together with a bill of sale and such other documents as Lessor may reasonably request in order to carry out the purchase of Lessee's Personal Property, and such purchase shall be closed by such delivery and such payment on the date set by Lessor in its Notice of exercise.

     35.2 FACILITY TRADE NAMES. If this Lease is terminated by reason of an Event of Default, or if Lessor purchases the Lessee's Personal Property with respect to any Leased Property pursuant to Section 35.1, Lessor shall be permitted to use the Facility Trade Names (except for the names "Integrated," "IHS" and variants thereof) under which the applicable Leased Property conducts business in the market in which the applicable Facility is located, and Lessee shall not after any termination use the Facility Trade Names under which the applicable Leased Property conducts business in any business that competes with the applicable Leased Property.

     35.3 TRANSFER OF OPERATIONAL CONTROL OF THE FACILITIES. Lessee shall cooperate in transferring operational control of the Facilities to Lessor or Lessor's nominee if the term of the Lease expires without extension or renewal or the purchase of any Parcel or Parcels by Lessee, or if this Lease is terminated upon the occurrence of an Event of Default or for any other reason, and shall use its best efforts, without incurring material cost or liability (except that such limitation shall not apply in the event of termination upon the occurrence


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



of an Event of Default), to accomplish such transfer with minimal disruption of the business conducted at each Facility. To that end, pending completion of the transfer of the operational control of the Facilities to Lessor or its nominee, Lessee covenants as follows:

          (i) Lessee will not terminate the employment of any employees without just cause, or change any salaries (other than normal merit raises and the pre-announced wage increases of which Lessor has knowledge) or employment agreements without the advance written consent of Lessor other than customary raises to non-officers at regular review dates, and will not hire any additional employees except in good faith in the ordinary course of business.

          (ii)Lessee will provide all necessary information requested by Lessor or its nominee for the preparation and filing of any and all necessary applications or notifications of any federal or state governmental authority having jurisdiction over a change in the operational control of the applicable Facility, and Lessee will use its best efforts, without incurring material cost or liability (except that such limitation shall not apply in the event of termination upon the occurrence of an Event of Default), to cause the operating health care license to be transferred to Lessor or to Lessor's nominee.

          (iii) Lessee shall continue to operate the business in accordance with reasonable and standard industry practices to keep the business and organization of the applicable Facility intact and to preserve for Lessor or its nominee the goodwill of the suppliers, distributors, residents and others having business relations with Lessee with respect to the applicable Facility.

          (iv) Lessee shall engage only in transactions or other activities with respect to the applicable Facility which are in the ordinary course of its business and shall perform all maintenance and repairs reasonably necessary to keep the applicable Facility in satisfactory operating condition and repair, and shall maintain the supplies and foodstuffs at levels which are consistent and in compliance with all health care regulations, and shall not sell or remove any personal property except in the ordinary course of business.

          (v) Lessee agrees to fully cooperate with Lessor or its nominee in supplying any and all information that may be reasonably required to effect an orderly transfer of the applicable Facility.

          (vi) Lessee shall provide Lessor or its nominee with full and complete information regarding the employees of the applicable Facility and shall reimburse Lessor or its nominee for all outstanding accrued employee benefits, including accrued vacation, sick and holiday pay calculated on a true accrual basis, including all earned and a prorated portion of all unearned benefits.



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




          (vii) Lessee shall use its best efforts, without incurring material cost or liability (except that such limitation shall not apply in the event of termination upon the occurrence of an Event of Default), to obtain the acknowledgment and the consent of any creditor, lessor or sublessor, mortgagee, beneficiary of a deed of trust or security agreement affecting the real and personal properties of Lessee or any other party whose acknowledgment and/or consent would be required because of a change in the operational control of the applicable Facility and transfer of personal property.

     35.4 INTANGIBLES AND PERSONAL PROPERTY. Notwithstanding any other provision of this Lease, but subject to Section 6.4 relating to the security interest in favor of Lessor, Lessor's Personal Property shall not include goodwill, nor shall it include any other intangible personal property that is severable from Lessor's "interests in real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto. All of Lessor's Personal Property is leased to Lessee pursuant to the terms hereof.

                                  ARTICLE XXXVI

     36.1 ARBITRATION. Except with respect to (i) the payment of Rent, or (ii) any proceedings for possession of any Leased Property, or (iii) valuation questions that are to be resolved by appraisal as set forth in Section 33 hereof, in case any controversy arises between the parties hereto as to any of the requirements of this Lease or the performance thereof, and the parties are unable to settle the controversy by agreement or as otherwise provided herein, the controversy shall be resolved by arbitration. The arbitration shall be conducted by three arbitrators selected in accordance with the procedures of the American Arbitration Association and in accordance with its rules and procedures. The decision of the arbitrators shall be final, binding and enforceable and judgment may be entered thereon in any court of competent jurisdiction. The decision shall set forth in writing the basis for the decision. In rendering the decision and award, the arbitrators shall not add to, subtract from, or otherwise modify the provisions of the Lease. The expense of the arbitration shall be divided between Lessor and Lessee unless otherwise specified in the award. Each party in interest shall pay the fees and expenses of its own counsel. Lessor and Lessee shall attempt to agree on a location for the arbitrations, and if they are unable to agree within a reasonable period of time, then the arbitration shall be conducted in Chicago, Illinois. In any arbitration, the parties shall be entitled to conduct discovery in the same manner as permitted under Federal Rules of Civil Procedure 26 through 37. No provision in this Article shall limit the right of any party to this Lease to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration, and the exercise of any such



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


remedy does not waive the right of either party to arbitration.

                                 ARTICLE XXXVII

     37.1 MISCELLANEOUS.

          37.1.1 Survival, Choice of law. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of Michigan, except as to matters which under the laws of a State, or under applicable procedural conflicts of laws rules, require the application of laws of the State.

     LESSEE CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATES OF MICHIGAN AND THE STATE IN WHICH THE LEASED PROPERTY LEASED BY IT IS LOCATED, AND AGREES THAT ALL DISPUTES CONCERNING THIS AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATES OF MICHIGAN OR THE STATE IN WHICH THE LEASED PROPERTY LEASED BY IT IS LOCATED. LESSEE AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATES OF MICHIGAN OR THE STATE IN WHICH THE LEASED PROPERTY LEASED BY IT IS LOCATED AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATES OF MICHIGAN OR THE STATE IN WHICH THE LEASED PROPERTY LEASED BY IT IS LOCATED.

          37.1.2 Limitation on Recovery. Lessee specifically agrees to look solely to Lessor's interest in the Leased Property leased by it, the net proceeds received by Lessor from the sale or any financing or refinancing of the Leased Property leased by it, the Security Deposit, any funds deposited by Lessee pursuant to Section 12.2 and any Net Proceeds for recovery of any judgment against Lessor, it being specifically agreed that no shareholder, officer or director of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. Furthermore, Lessor (original or successor) shall not ever be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.



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



          37.1.3 Waivers. Lessee waives any defense by reason of any disability of Lessee and waives any other defense based on the termination of Lessee's (including Lessee's successor's) liability from any cause. Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance, and waives all notices of the existence, creation, or incurring of new or additional obligations.

          37.1.4 Consents. Whenever the consent or approval of Lessor is required hereunder, Lessor may in its sole discretion and without reason withhold that consent or approval unless a provision of this Lease expressly requires that Lessor be reasonable in not withholding or delaying consent or otherwise provides to the contrary.

          37.1.5   Counterparts.   This  Lease  may  be   executed  in  separate
counterparts, each of which shall be considered as original when each party has executed and delivered to the other one or more copies of this Lease.

          37.1.6 Options Follow Lease. The renewal options and any purchase options granted to Lessee in this Lease are not assignable or transferrable except in connection with a transfer or assignment of this Lease as permitted in
Article XXIV. Any attempt to assign or transfer such options otherwise shall be void and of no force and effect.

          37.1.7 Rights Cumulative. Except as provided herein to the contrary, the respective rights and remedies of the parties specified in this Lease shall be cumulative and in addition to any rights and remedies not specified in this Lease.

          37.1.8 Entire Agreement. There are no oral or written agreements or representations between the parties hereto affecting this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, representations, brochures, agreements and understandings, if any, between Lessor and Lessee.

          37.1.9 Amendments in Writing. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee

          37.1.10 Severability. If any provision of this Lease or the application of such provision to any person, entity or circumstance is found invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the other provisions of this Lease and all other provisions of this Lease shall be deemed valid and enforceable.

          37.1.11 Successors. The term "Lessor" shall mean only the owner or owners at the time in question of fee title in the respective Leased Properties. All rights and obligations of Lessor and Lessee under this Lease shall extend to and bind the



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



respective heirs, executors, administrators and the permitted concessionaires, successors, subtenants and assignees of the parties.

          37.1.12 Time of the Essence. Except for the delivery of possession of the Facilities to Lessee, time is of the essence of all provisions of this Lease of which time is an element.

                                 ARTICLE XXXVIII

     INTENTIONALLY OMITTED

                                  ARTICLE XXXIX

     39.1 MEMORANDUM OF LEASE. Lessor and Lessee shall, promptly upon the request of either, enter into a short form Memorandum of Lease, in form suitable for recording under the laws of the State, in which reference to the Lease, and all options contained therein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum. The form of Memorandum of Lease is attached as EXHIBIT I.

                                   ARTICLE XL

     40.1 SECURITY DEPOSIT. Concurrent with Lessee's execution of this Lease, Lessee shall deliver the Security Deposit to Lessor, to be held by Lessor as security for the full and faithful performance by Lessee of each and every term, provision, covenant and condition of this Lease. Lessee shall satisfy the Security Deposit obligation by providing a letter of credit pursuant to the Letter of Credit Agreement. The Security Deposit (if at any time not a letter of credit) shall be deposited by Lessor into an interest-bearing account in Lessee's name, separate and apart from Lessor's general and/or other funds, with First Chicago-NBD (or its successor), which cash and interest shall remain on deposit as security hereunder and be available to Lessor as provided in this Article. Such bank shall be instructed to pay to Lessee quarterly any interest earned on the Security Deposit. The Security Deposit shall not be considered an advance payment of Rent (or of any other sum payable to Lessee under this Lease) or a measure of Lessor's damages in case of a default by Lessee. The Security Deposit shall not be considered as a trust fund, and Lessee expressly acknowledge and agree that Lessor is not acting as a trustee or in any fiduciary capacity in controlling or using the Security Deposit. The account or accounts into which the Security Deposit shall be deposited may be selected by Lessee with Lessor's consent, which shall not unreasonably be withheld, or, if not so selected by Lessee, shall be selected by Lessor; provided, however, that Lessor shall have no responsibility for the



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interest  earned,  or the failure of such funds to earn  interest.  Lessor shall have a security interest in the funds so deposited.

     40.2 APPLICATION OF SECURITY DEPOSIT. Upon the occurrence and continuation of an Event of Default, or the occurrence and continuation of a second Special Default within any period of eighteen (18) successive months, Lessor may, but shall not be required to, in addition to and not in lieu of any other rights and remedies available to Lessor, use, apply or retain the whole or any part of the Security Deposit to the payment of any sum in default, or any other sum, including but not limited to, any damages or deficiency in reletting the applicable Leased Property, which Lessor may expend or be required to expend by reason of Lessee's default. Whenever, and as often as, Lessor has used the Security Deposit to cure Lessee's default hereunder, Lessee shall, within ten
(10) days after Notice from Lessor, deliver a new letter of credit to Lessor (or, at Lessor's option, deposit additional money with Lessor) sufficient to restore the Security Deposit to the full amount originally provided or paid.

     40.3 TRANSFER OF SECURITY DEPOSIT. If Lessor transfers its interest under this Lease, Lessor shall assign the Security Deposit to the new lessor, and, provided that the transferee gives Notice to Lessee that such transferee has assumed all future liabilities and obligations of Lessor under this Lease and acknowledges that such transferee has received the Security Deposit, thereafter Lessor shall have no further liability for the return of the Security Deposit, and Lessee agrees to look solely to the new lessor for the return of the Security Deposit. The provisions of the preceding sentence shall apply to every transfer or assignment of Lessor's interest under this Lease. Lessee agrees that it will not assign or encumber or attempt to assign or encumber the monies deposited as security and that Lessor, its successors and assigns may return the Security Deposit to the last Lessee in possession at the last address for Notice given by Lessee and that Lessor shall thereafter be relieved of any liability therefor, regardless of one or more assignments of this Lease or any such actual or attempted assignment or encumbrances of the monies held as the Security Deposit.

     40.4 REDUCTION OF SECURITY DEPOSIT. If Lessee purchases a Parcel of Leased Property, the required Security Deposit shall be reduced by an amount equal to twenty-five (25%) percent of the annual Base Rent allocated to such Parcel at the Commencement Date, as set forth on attached EXHIBIT B.

     IN WITNESS WHEREOF, the parties have executed this Master Lease by their duly authorized officers as of the date first above written.

                             SIGNATURE PAGE FOLLOWS



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




WITNESSES                                     LESSOR:

                                              OMEGA HEALTHCARE INVESTORS, INC.

____________________________

____________________________                  By:_________________________[SEAL]
                                                 Name: F. Scott Kellman
                                                 Title: Executive Vice President


                                              LESSEE:

                                              LYRIC HEALTH CARE HOLDINGS, INC.

____________________________
____________________________                  By:_________________________[SEAL]
                                                 Name:  Daniel J. Booth
                                                 Title: Senior Vice President





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




                            LIST OF EXHIBITS TO LEASE



Exhibits A-1 through Exhibit A-5         Legal Descriptions of Leased Properties

Exhibit B                                Allocation of Base Rent

Exhibit C                                Cash Flow to Debt Service Requirement

Exhibit D                                Form of Estoppel Certificate

Exhibit E                                Initial Facility Subleases

Exhibit F                                Parcel Purchase Prices

Exhibit G                                Permitted Encumbrances

Exhibit H                                List of Engineering Firms

Exhibit I                                Memorandum of Lease

Exhibit J                                Wiring Instructions